UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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STAPLES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STAPLES, INC.
500 Staples Drive
Framingham, Massachusetts 01702

Notice of Annual Meeting of Stockholders to be Held
on June 17, 2004

The Annual Meeting of Stockholders of Staples, Inc. will be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, on June 17, 2004 at 9:30 a.m., local time, to consider and act upon the following matters:

(1)	To elect four Class 1 Directors to serve for a three-year term expiring at the 2007 Annual Meeting of Stockholders.

(2)	To approve Staples’ 2004 Stock Incentive Plan.

(3)	To approve Staples’ Amended and Restated 1998 Employee Stock Purchase Plan increasing from 8,400,000 to 10,500,000 the number of shares of common stock authorized for issuance under the plan.

(4)	To approve Staples’ Amended and Restated International Employee Stock Purchase Plan increasing from 250,000 to 850,000 the number of shares of common stock authorized for issuance under the plan.

(5)	To ratify the selection by the Audit Committee of Ernst & Young LLP as Staples’ independent auditors for the current fiscal year.

(6)	To act on four shareholder proposals expected to come before the meeting.

(7)	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on April 19, 2004 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books will remain open.

By Order of the Board of Directors,

Jack A. VanWoerkom, Secretary

Framingham, Massachusetts
May 5, 2004

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY (1) OVER THE INTERNET, (2) BY TELEPHONE OR (3) BY MAIL. FOR SPECIFIC INSTRUCTIONS, PLEASE REFER TO THE QUESTIONS AND ANSWERS BEGINNING ON THE FIRST PAGE OF THIS PROXY STATEMENT AND THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

“STREET NAME” HOLDERS WHO PLAN TO ATTEND THE MEETING WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP IN STAPLES, INC. AS OF THE RECORD DATE.

STAPLES, INC.
500 Staples Drive
Framingham, Massachusetts 01702

PROXY STATEMENT
For the Annual Meeting of Stockholders on June 17, 2004

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Staples, Inc. (“We”, “Staples” or the “Company”) for use at the Annual Meeting of Stockholders to be held on June 17, 2004 beginning at 9:30 a.m. at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, and at any adjournment or postponement of that meeting. An annual report, consisting of our Annual Report on Form 10-K for the fiscal year ended January 31, 2004 and other information required by the rules of the Securities and Exchange Commission, is being mailed to stockholders, along with these proxy materials, on or about May 5, 2004.

A copy of our Annual Report on Form 10-K for the fiscal year ended January 31, 2004 as filed with the Securities and Exchange Commission, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to Staples, Inc., Attention: Corporate Secretary, 500 Staples Drive, Framingham, MA 01702, telephone: (508) 253-5000.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of Directors, approval of our 2004 Stock Incentive Plan, approval of our Amended and Restated 1998 Employee Stock Purchase Plan and our Amended and Restated International Employee Stock Purchase Plan, ratification of our independent auditors, consideration of four shareholder proposals and consideration of such other business as may properly come before the meeting.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, April 19, 2004, are entitled to receive notice of the Annual Meeting and to vote their shares of Staples common stock at the meeting, or any postponement or adjournment of the meeting. Holders of Staples common stock are entitled to one vote per share.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Please note that if you hold your shares in “street name” (through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership in Staples as of the record date.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Staples common stock outstanding on the record date will constitute a quorum, permitting business to be conducted at the meeting. As of the record date, 498,181,991 shares of Staples common stock were outstanding and entitled to vote. Proxies that are received and marked as withholding authority, abstentions, and broker non-votes (where a broker or nominee does not exercise discretionary authority to vote on a matter) will be included in the calculation of the number of shares considered to be represented at the meeting.

How do I vote?

If you complete, sign and return the accompanying proxy card, it will be voted as you direct. If no choice is specified on a signed proxy card, the persons named as proxies will vote in favor of the matters to be voted upon other than the shareholder proposals, and will vote against all four shareholder proposals.

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. Your bank or broker will send you directions on how to vote those shares. Under the rules of the New York Stock Exchange, if you do not give instructions to your bank or brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, the shares will be treated as “broker non-votes.”

If you are a stockholder as of the record date and attend the meeting, you may personally deliver your completed proxy card or vote in person at the meeting.

Can I submit a proxy by the Internet or by telephone?

If you are a registered stockholder (where you hold your stock in your own name), you may submit a proxy by the Internet by following the instructions at http://www.eproxy.com/spls or by telephone by calling 1-800-435-6710. If your shares are held in “street name”, you will need to contact your broker or other nominee to determine whether you will be able to submit a proxy by the Internet or by telephone.

Can I change my proxy after I return my proxy card?

Yes. Any proxy may be revoked by a stockholder at any time before it is exercised at the Annual Meeting by delivering to our Corporate Secretary a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the meeting.

What is the vote required to approve each matter?

Election of Directors — The affirmative vote of the holders of a plurality of the shares of Staples common stock voting on the matter is required for the election of Directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more Directors, and any broker non-votes, will not be counted as a vote cast on such matter, although they will be counted for purposes of determining whether there is a quorum.

Approval of the 2004 Stock Incentive Plan — The affirmative vote of the holders of a majority of the shares of Staples common stock voting on the matter is required for the approval of the 2004 Stock Incentive Plan. A properly executed proxy marked “ABSTAIN”, and any broker non-votes, will not be counted as a vote cast on such matter, although they will be counted for purposes of determining whether there is a quorum.

Approval of the Amended and Restated 1998 Employee Stock Purchase Plan — The affirmative vote of the holders of a majority of the shares of Staples common stock voting on the matter is required for the approval of the Amended and Restated 1998 Employee Stock Purchase Plan. A properly executed proxy marked “ABSTAIN”, and any broker non-votes, will not be counted as a vote cast on such matter, although they will be counted for purposes of determining whether there is a quorum.

Approval of the Amended and Restated International Employee Stock Purchase Plan — The affirmative vote of the holders of a majority of the shares of Staples common stock voting on the matter is required for the approval of the Amended and Restated International Employee Stock Purchase Plan. A properly executed proxy marked “ABSTAIN”, and any broker non-votes, will not be counted as a vote cast on such matter, although they will be counted for purposes of determining whether there is a quorum.

Independent Auditors — The affirmative vote of the holders of a majority of the shares of Staples common stock voting on the matter is required for the ratification of the selection of Ernst & Young LLP as our independent auditors for the current fiscal year. A properly executed proxy marked “ABSTAIN”, and any broker non-votes, will not be counted as a vote cast on such matter, although they will be counted for purposes of determining whether there is a quorum.

Approval of the Shareholder Proposals — The affirmative vote of the holders of a majority of the shares of Staples common stock voting on the matter is required for the approval of each of the shareholder proposals described in this proxy statement. A properly executed proxy marked “ABSTAIN”, and any broker non-votes, will not be counted as a vote cast on such matter, although they will be counted for purposes of determining whether there is a quorum.

Are there other matters to be voted on at the meeting?

Other than the matters discussed in this proxy statement, the Board of Directors does not know of any other matters which may come before the meeting. If any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy card to vote, or otherwise act, in accordance with their best judgment.

THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO SUBMIT YOUR PROXY. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

Other Matters

All costs of solicitation of proxies will be borne by us. We have engaged Mellon Investor Services L.L.C. to assist us with planning and organizational matters, along with certain ministerial services, in connection with the proxy solicitation process at a cost anticipated not to exceed $15,000. In addition to solicitations by mail, our Directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, electronic communication and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their related out-of-pocket expenses.

Stockholders who intend to present stockholder proposals at the 2005 Annual Meeting of Stockholders and desire to include such proposals in our proxy materials relating to that meeting should contact our Corporate Secretary at 500 Staples Drive, Framingham, MA 01702. Such stockholder proposals must be received at our principal corporate offices in Framingham, Massachusetts at the address set forth in the preceding sentence not later than January 5, 2005 and must be in compliance with applicable laws and Rule 14a-8 under the Securities Exchange Act of 1934 in order to be considered for possible inclusion in the proxy statement and form of proxy for that meeting.

If a stockholder wishes to present a proposal at our 2004 Annual Meeting of Stockholders and the proposal is not intended to be included in our proxy statement for such meeting, the stockholder must give advance notice to us by May 15, 2004, in accordance with our By-laws. If a stockholder gives notice of such a proposal after the May 15, 2004 deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting. If a stockholder wishes to present a proposal at our 2005 Annual Meeting of Stockholders and the proposal is not intended to be included in our proxy statement for such meeting, the stockholder must give advance notice to us in accordance with our By-laws, as further described below. If a stockholder gives notice of such a proposal after the applicable deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting. For the 2005 Annual Meeting of Stockholders, our Corporate Secretary generally must receive such a notice at the address noted above not less than 60 nor more than 90 days prior to the 2005 Annual Meeting; provided that, in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made, our By-laws provide that notice by the stockholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the 2005 Annual Meeting is mailed or such public disclosure is made, whichever occurs first.

A stockholder entitled to vote for the election of directors of the Company may nominate an individual for election to our Board of Directors at a meeting of stockholders provided that the stockholder complies with the notice procedures set forth in our By-laws. Such nominations by stockholders must be made by written notice to our Corporate Secretary, who must generally receive such notice not less than 60 days nor more than 90 days prior to the meeting at which the election of such nominee is to be considered; provided that, in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made, such notice must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting is mailed or such public disclosure is made, whichever occurs first. The written notice must also contain the information specified in our By-laws.

As of the date of this proxy statement, the Board of Directors does not know of any other matters which may come before the Annual Meeting. Should any other matter requiring a vote of the stockholders arise and be properly presented at the Annual Meeting, the proxy included with this proxy statement confers upon the persons named in the proxy and designated to vote the shares discretionary authority to vote, or otherwise act, with respect to any such matter, in accordance with their best judgment.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the document to you if you write or call our Corporate Secretary at the following address or phone number: 500 Staples Drive, Framingham, Massachusetts 01702, telephone (508) 253-5000. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

Beneficial Ownership of Common Stock

The following table sets forth the beneficial ownership of our common stock as of April 8, 2004 (i) by each person who is known by us to beneficially own more than 5% of the outstanding shares of our common stock, (ii) by each Director and nominee for Director, (iii) by each of the Senior Executives named in the Summary Compensation Table set forth under the caption “Executive Compensation” below, and (iv) by all current Directors, nominees for Directors and executive officers as a group:

Name of beneficial owner	Number of shares beneficially owned (1)		Shares acquirable within 60 days (2)	Percentage of common stock beneficially owned (3)
5% Stockholders
FMR Corp.	41,076,165	(4)	0	8.24%
82 Devonshire Street
Boston, MA 02109
Directors, Nominees for Director and Senior Executives
Thomas G. Stemberg	2,457,516	(5)	3,865,000	1.26%
Ronald L. Sargent	862,041		3,643,435	*
Martin Trust	243,839	(6)	113,437	*
Rowland T. Moriarty	186,281	(7)	113,437	*
Robert C. Nakasone	175,205	(8)	113,437	*
Basil L. Anderson	154,619		437,020	*
Paul F. Walsh	95,245	(9)	88,125	*
James L. Moody, Jr.	42,955		105,375	*
George J. Mitchell	33,007		52,500	*
Mary Elizabeth Burton	12,500		90,937	*
Brenda C. Barnes	3,200		6,000	*
Arthur M. Blank	2,400		13,500	*
Richard J. Currie	1,200		6,000	*
Gary L. Crittenden	0		0	*
Joseph S. Vassalluzzo	307,376		1,265,105	*
John J. Mahoney	248,132		1,421,460	*
All current Directors, nominees for Director and executive officers as a group (20 persons)	4,995,595		10,820,694	3.11%

*	Less than 1%

(1)	Each person has sole investment and voting power with respect to the shares indicated, except as otherwise noted. The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership. Does not reflect the number of shares issuable upon the exercise of stock options available on April 8, 2004 or within 60 days thereafter.

(2)	Reflects the number of shares issuable upon the exercise of stock options available on April 8, 2004 or within 60 days thereafter.

(3)	Number of shares deemed outstanding includes 498,207,427 shares of Staples common stock outstanding as of April 8, 2004 and any options for shares that are exercisable by such beneficial owner within 60 days after April 8, 2004.

(4)	Fidelity Management & Research Company (“Fidelity”), a wholly owned subsidiary of FMR Corp. (“FMR”) and an investment adviser, is the beneficial owner of 39,714,308 shares as a result of acting as investment adviser to various investment companies. Edward C. Johnson 3d, Chairman of FMR (“ECJ”), FMR, through its control of Fidelity, and the Fidelity Funds each has sole power to dispose of the 39,714,308 shares owned by the Fidelity Funds. Neither FMR nor ECJ has sole power to vote or to direct the voting of the shares owned by the Fidelity Funds, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. Fidelity Management Trust Company (“FMTC”), a wholly owned subsidiary of FMR and a bank, is the beneficial owner of 1,067,461 shares as a result of its serving as investment manager of the institutional account(s). ECJ and FMR, through its control of FMTC, each has sole dispositive power over the 1,067,461 shares and sole power to vote or to direct the voting of 955,961 of the shares, and no power to vote or to direct the voting of 111,500 of the shares owned by the institutional account(s) described in the immediately preceding sentence. Strategic Advisers, Inc. (“SA”), a wholly owned subsidiary of FMR and an investment adviser, is the beneficial owner of 11,196 shares. Fidelity International Limited (“FIL”), a Bermudan joint stock company and an investment adviser, is the beneficial owner of 283,200 shares. FIL has sole power to vote and sole power to dispose of the 283,200 shares. Formerly a majority-owned subsidiary of Fidelity, FIL currently operates as an entity independent of FMR and Fidelity. A partnership controlled by ECJ and members of his family owns shares of FIL voting stock and ECJ is Chairman of FIL. Members of the ECJ family are the predominant owners of Class B shares of common stock of FMR, representing approximately 49% of the voting power of FMR. ECJ owns 12.0% and Abigail Johnson, a Director of FMR, owns 24.5% of the aggregate outstanding voting stock of FMR. The Johnson family group and all other Class B shareholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. This is based on FMR’s Schedule 13G/A filed with the Securities and Exchange Commission on February 17, 2004.

(5)	Includes 146,092 shares owned by Thomas G. Stemberg 2002 Trust #2 and 4,947 shares owned by Mr. Stemberg’s wife.

(6)	Includes 17,083 shares owned by Mr. Trust’s wife, 24,136 shares owned by 1999 MTDT Descendants’ Trust and 975 shares owned by Trust Family Foundation.

(7)	Includes 39,480 shares owned by Mr. Moriarty’s children and 55,000 shares owned by Mr. Moriarty’s wife.

(8)	Includes 164,005 shares owned by Robert C. Nakasone Trust.

(9)	Includes 165 shares held by Paul F. Walsh, IRA.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes, with members of each class holding office for staggered three-year terms (in all cases subject to the election and qualification of their successors or to the earlier of their death, resignation or removal). The persons named in the enclosed proxy will, upon receipt of a properly executed proxy, vote to elect Arthur M. Blank, Gary L. Crittenden, Martin Trust and Paul F. Walsh as Class 1 Directors for a term expiring at the 2007 Annual Meeting, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. One Class 1 Director position will become vacant as James L. Moody, Jr., one of the current Class 1 Directors, is retiring and will not stand for re-election. The Board has not identified an individual to fill this vacancy at this time. Proxies cannot be voted for a greater number of persons than the number of nominees named. Each of the nominees is currently a Staples Class 1 Director whose term expires at the 2004 Annual Meeting. All of the nominees have indicated their willingness to serve if elected, but if any should be unable or unwilling to stand for election, proxies may be voted for a substitute nominee designated by the Board of Directors.

Set forth below are the names and certain information with respect to each of the nominees to serve as a Director of Staples.

Nominees to Serve as Directors for a Three-Year Term Expiring at the 2007 Annual Meeting
(Class 1 Directors)

Served as a Director Since

Arthur M. Blank, age 61
Chairman, President & Chief Executive Officer of the Atlanta Falcons since February 2002. Mr. Blank has also been Chairman, President and Chief Executive Officer of AMB Group, LLC since February 2001 and Chairman of The Arthur M. Blank Family Foundation since it was founded in 1995. Mr. Blank is a co-founder of The Home Depot, Inc., served as its Co-Chairman of the Board of Directors from December 2000 until his retirement in May 2001 and was a Director of Home Depot from 1978 until May 2001. Mr. Blank served as President and Chief Executive Officer of Home Depot from 1997 to May 2000 and as its President and Chief Operating Officer from 1978 to 1997. Mr. Blank is also a Director of Cox Enterprises, Inc.
August 2001

Gary L. Crittenden, age 50
Chief Financial Officer of American Express Company since June 2000. Mr. Crittenden was Chief Financial Officer of Monsanto Company, a life sciences company, from September 1998 to May 2000. Mr. Crittenden is also a director of TJX Companies.
March 2004

Martin Trust, age 69 President of Brandot (USA), LLC, a holding company engaged in the production of apparel and textile products, since October 2003. Mr. Trust was Senior Advisor to Limited Brands from August 2001 to October 2003. Prior to that, he served as President and Chief Executive Officer of Mast Industries, Inc., a contract manufacturer, importer and wholesaler of women’s apparel and wholly-owned subsidiary of Limited Brands, from 1970 to August 2001.	1987

Served as a Director Since

Paul F. Walsh, age 55
Chairman and Chief Executive Officer of eFunds Corporation, a transaction processing and risk management company, since September 2002. Prior to joining eFunds, Mr. Walsh was Chairman and CEO of Clareon Corporation, a privately held electronic payments provider based in Portland, Maine, from March 2000 to September 2002. >From January 1999 to March 2000, Mr. Walsh served as Chairman of iDeal Partners, a private equity firm funded in part by Bank Boston Capital and Berkshire Partners. From February 1995 to September 1998, Mr. Walsh was President and CEO of Wright Express Corporation, an information and financial services company.
1990

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES AS DIRECTORS.

PROPOSAL 2 — APPROVAL OF STAPLES’ 2004 STOCK INCENTIVE PLAN

We are asking our stockholders to vote to approve our 2004 Stock Incentive Plan (the “2004 Plan”) that will provide stock compensation to associates, executive management and directors based on level of responsibility, company performance and other factors. The Board of Directors believes that Staples’ future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. Stockholder approval of the 2004 Plan is critical to enabling us to:

1.	continue to use equity compensation to attract, retain and motivate talented associates, executive management and directors;

2.	align further the interests of associates, executive management and directors with stockholders by continuing our historical commitment to linking associate, executive management and director compensation to our stock’s long term performance;

3.	strengthen the relationship between long term company performance and senior executive compensation through greater emphasis on performance based equity compensation;

4.	shift our mix of long term incentives toward a greater use of restricted stock and a reduced emphasis on the use of stock options, which we believe will enable us to reduce our annual stock usage rate, or run rate, with our run rate in 2005 expected to be reduced from 1.7% to approximately 1.2% of our total shares outstanding; and

5.	continue our compensation and governance best practices, including but not limited to prohibitions on evergreen provisions, stock option repricing, discounted stock options, and reload stock options.

In March 2004, our Board of Directors adopted the 2004 Plan, subject to stockholder approval. We are seeking authorization to issue up to 23,000,000 shares of Staples common stock (subject to adjustment in the event of stock splits and other similar events) pursuant to awards granted under the 2004 Plan, representing (i) 18,000,000 new shares, and (ii) 5,000,000 shares currently available to us for issuance under our Amended and Restated 1992 Equity Incentive Plan (the “1992 Plan”). As a result of our shift towards greater use of restricted stock, we expect 23,000,000 shares to be a sufficient number of shares to meet our compensation needs through the end of fiscal 2006. If we obtain stockholder approval of the 2004 Plan, we will not grant any additional options or other awards under any of the 1992 Plan, the Amended and Restated 1990 Director Stock Option Plan (the “1990 Director Plan”) or the 1997 United Kingdom Company Share Option Plan (the “UK Plan”); however, all then outstanding options and awards previously granted under those plans will remain in effect.

The 2004 Plan also permits us to reuse shares that were previously awarded as options or restricted stock under the 1992 Plan but are returned to the 1992 Plan for any reason such as termination of options without the underlying shares being issued or, in the case of restricted stock, if such shares are repurchased by Staples. Since this represents reusing previously used shares, this reuse does not increase the dilution caused by the Company’s equity incentive plans. Based on our experience, we believe approximately 2,000,000 to 3,000,000 shares per year may become available to us from the 1992 Plan for reuse under the 2004 Plan. The maximum number of shares that could potentially become available to us under the 1992 Plan for reuse under the 2004 Plan is 45,000,000, since that is approximately the aggregate number of shares currently subject to return or repurchase under the 1992 Plan.

Description of the 2004 Plan

The following is a brief summary of the 2004 Plan, a copy of which is attached as Appendix A to the electronic copy of the filing of this proxy statement with the Securities and Exchange Commission and may be accessed from the Securities and Exchange Commission’s Internet home page (www.sec.gov). In addition, a copy of the 2004 Plan may be obtained from our Corporate Secretary. The following summary is qualified in its entirety by reference to the 2004 Plan.

Types of Awards

The 2004 Plan provides for the grant of non-statutory stock options, restricted stock, restricted stock units, stock appreciation rights, incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and other stock-based awards. No more than 50% of the total number of shares of Staples common stock covered by the Plan may be issued pursuant to awards that are not options or stock appreciation rights. No more than 1,150,000 shares in the aggregate of Staples common stock available under the 2004 Plan may be subject to awards made to Directors of Staples who are not also associates of Staples.

Incentive Stock Options and Non-statutory Stock Options. Optionees receive the right to purchase a specified number of shares of Staples common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may not be granted at an exercise price less than the fair market value of the Staples common stock on the date of grant. Options may not be granted for a term in excess of ten years. Outstanding options may not be amended to provide an exercise price per share which is lower than the then current exercise price per share of such outstanding options. The Board of Directors may not cancel any outstanding options and grant in substitution for such options new options under the 2004 Plan covering the same or a different number of shares of Staples common stock and having an exercise price per share lower than the then current exercise price per share of the cancelled options. The Board of Directors will, however, have the power to amend stock options to convert them into stock appreciation rights and make other amendments to options, provided that the optionee must consent to such action unless the Board of Directors determines that the action would not materially and adversely affect the optionee.

Restricted Stock and Restricted Stock Unit Awards. Restricted stock awards entitle recipients to acquire shares of Staples common stock, subject to the right of Staples to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Restricted stock unit awards entitle the recipient to receive shares of Staples common stock to be delivered in the future subject to such terms and conditions on the delivery of the shares as the Board of Directors may determine.

Restricted stock and restricted stock unit awards granted under the 2004 Plan may vest (1) solely on the basis of passage of time, (2) solely based on achievement of specified performance criteria or (3) upon the passage of time, subject to accelerated vesting if specified performance criteria are met. We also refer to restricted stock awards described in clause (3) above as performance accelerated restricted stock awards, or PARS. The Compensation Committee may determine, at the time of grant, that a restricted stock or restricted stock unit award being made to an officer of Staples will vest solely upon achievement of specified performance criteria designed to qualify for deduction under Section 162(m) of the Code. The performance criteria for each restricted stock or restricted stock unit award intended to so qualify for purposes of Section 162(m) of the Code will be based on one or more of the following measures: sales, earnings per share, return on net assets, return on equity, and customer service levels. The Compensation Committee may also determine that special, one-time or extraordinary gains and/or losses or other special, one-time or extraordinary events should or should not be included or considered in the calculation of such measures. In addition, customer service target levels will be based on predetermined tests of customer service levels such as scores on blind test (“mystery”) shopping, customer comment card statistics, customer relations statistics (e.g., number of customer complaints), and delivery response levels. The Compensation Committee believes that disclosure of further detail concerning the performance criteria for each plan year may be confidential commercial or business information, the disclosure of which would adversely affect the Company.

Except as noted below, (a) restricted stock and restricted stock units that vest solely on the basis of passage of time may vest no faster than ratably over three years and (b) restricted stock and restricted stock units that vest based on achievement of specified performance criteria or provide for accelerated vesting based upon achievement of specified performance criteria may not vest earlier than the first anniversary of the date of grant. These vesting restrictions do not apply to restricted stock and restricted stock unit awards collectively with respect to up to 5% of the total number of shares of Staples common stock covered by the 2004 Plan (excluding any shares that become available in connection with awards made under the 1992 Plan). In addition, the Board of Directors may make exceptions to the vesting limitations described above in the event of the recipient’s death, a change in control of Staples or other extraordinary circumstances specified in the 2004 Plan.

Stock Appreciation Rights. A stock appreciation right, or SAR, is an award entitling the holder on exercise to receive, at the election of the Company, an amount in cash or Staples common stock or a combination thereof determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Staples common stock. SARs may be based solely on appreciation in the fair market value of Staples common stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index.

Other Stock-Based Awards. Under the 2004 Plan, the Board of Directors has the right to grant other awards of Staples common stock or awards otherwise based upon Staples common stock or other property, including without limitation rights to purchase shares of Staples common stock, having such terms and conditions as the Board of Directors may determine.

Eligibility to Receive Awards

Our associates, officers, directors, consultants, advisors and other service providers are eligible to be granted awards under the 2004 Plan. The maximum number of shares with respect to which awards may be granted to any participant under the 2004 Plan may not exceed 2,300,000 shares per calendar year.

Stock Available for Awards

As discussed above, awards may be made under the 2004 Plan for up to 23,000,000 shares of common stock. In addition, the 2004 Plan permits us to issue shares that were originally awarded as options or restricted stock under the 1992 Plan but are returned to the 1992 Plan in the event any options or restricted stock awards granted under the 1992 Plan expire, are terminated, surrendered or canceled without having been fully exercised, are forfeited in whole or in part, or result in any Staples common stock not being issued because (1) the option or restricted stock award is settled for cash or (2) shares are used to satisfy the exercise price or a tax withholding obligation. Based on our experience, we believe approximately 2,000,000 to 3,000,000 shares per year may become available to us from the 1992 Plan for future issuance under the 2004 Plan. The 2004 Plan, however, permits us to issue up to an additional 45,000,000 shares that may become available for grant from the 1992 Plan, as discussed above, because the 45,000,000 shares represent the maximum number of shares that could potentially become available to us under the 1992 Plan for issuance under the 2004 Plan.

New Plan Benefits

As of April 8, 2004, approximately 5,658 persons were eligible to receive awards under the 2004 Plan, including our 8 executive officers and 11 non-employee directors. The granting of awards under the 2004 Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group.

On April 8, 2004, the last reported sale price of Staples common stock on the NASDAQ National Market was $26.64 per share.

Administration

The 2004 Plan is administered by the Board of Directors. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2004 Plan and to interpret the provisions of the 2004 Plan. Pursuant to the terms of the 2004 Plan, the Board of Directors has delegated authority under the 2004 Plan to the Compensation Committee of the Board of Directors. The Board of Directors may also delegate authority under the 2004 Plan to one or more officers of Staples, except that the Board of Directors will fix the terms of the awards to be granted by such officers and the maximum number of shares subject to awards that the officers may grant, and no officer will be authorized to grant awards to himself or herself.

Subject to any applicable delegation by the Board of Directors and any applicable limitations contained in the 2004 Plan, the Board of Directors selects the recipients of awards and determines (1) the number of shares of Staples common stock covered by options and the dates upon which such options become exercisable, (2) the exercise price of options (which may not be less than 100% of the fair market value of Staples common stock) (3) the duration of options (which may not exceed 10 years), (4) the terms of stock appreciation rights and the dates or conditions upon which such stock appreciation rights become exercisable, and (5) the number of shares of Staples common stock subject to any restricted stock, restricted stock unit or other stock-based awards and the terms and conditions of such awards, including, if applicable, conditions for repurchase, issue price and repurchase price.

We are required to make appropriate adjustments or substitutions in connection with the 2004 Plan and any outstanding awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization to the extent the Board of Directors deems such adjustment or substitution to be necessary and appropriate. The 2004 Plan also contains provisions addressing the consequences of any “reorganization event,” which is defined as (1) any merger or consolidation of Staples with or into another entity as a result of which all of the Staples common stock is converted into or exchanged for the right to receive cash, securities or other property or (2) any exchange of all of Staples common stock for cash, securities or other property pursuant to a share exchange transaction.

If any award expires or is terminated, surrendered or canceled without having being fully exercised, is forfeited in whole or in part, or results in any Staples common stock not being issued because (1) the award is settled for cash or (2) shares are used to satisfy the exercise price or tax withholding obligation, the unused shares of Staples common stock covered by such award will again be available for grant under the 2004 Plan, subject, however, in the case of incentive stock options, to any limitations under the Code.

Termination or Amendment

No award may be made under the 2004 Plan after the completion of ten years from the date on which the 2004 Plan is approved by our stockholders, but awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 2004 Plan, except that no award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such award) unless and until such amendment shall have been approved by our stockholders. In addition, without the approval of our stockholders, no amendment may (i) increase the number of shares authorized under the 2004 Plan, (ii) materially increase the benefits provided under the 2004 Plan, (iii) materially expand the class of participants eligible to participate in the 2004 Plan, (iv) expand the types of awards provided under the 2004 Plan or (v) make any other changes which require stockholder approval under the rules of the NASDAQ National Market. No award may be made that is conditioned on the approval of our stockholders of any amendment to the 2004 Plan.

If the 2004 Plan is approved by stockholders, it will become effective on the date of such approval. If stockholders do not approve the 2004 Plan, the 2004 Plan will not go into effect, and we will not grant any awards under the 2004 Plan. In such event, the Board of Directors will consider whether to adopt alternative arrangements based on its assessment of the needs of Staples.

Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by Staples or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year from the vesting date and otherwise will be short-term.

Restricted Stock Units. A participant will have income from a restricted stock unit equal to the difference of the fair market value of the stock on the date of delivery of the stock less the purchase price. A participant is not permitted to make a Section 83(b) election for a restricted stock unit.

Stock Appreciation Rights and Other Stock-Based Awards. The tax consequences associated with stock appreciation rights and any other stock-based awards granted under the 2004 Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying Staples common stock.

Tax Consequences to Us. There will be no tax consequences to us except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF STAPLES’ 2004 STOCK INCENTIVE PLAN.

PROPOSAL 3 — APPROVAL OF STAPLES’ AMENDED AND RESTATED
1998 EMPLOYEE STOCK PURCHASE PLAN

In March 2004, our Board of Directors adopted, subject to stockholder approval, the Amended and Restated 1998 Employee Stock Purchase Plan (the “Restated ESPP”) to, among other things, increase the total number of shares of Staples common stock authorized for issuance under the 1998 Employee Stock Purchase Plan in effect prior to the adoption of the proposed amendment and restatement (the “Existing ESPP”), from 8,400,000 shares to 10,500,000 shares.

Our Board of Directors adopted the Restated ESPP because it believes that the number of shares currently available under the Existing ESPP is insufficient to satisfy the expected share requirements under the Existing ESPP. Our Board of Directors believes that the continued ability of Staples’ associates to purchase shares under the Restated ESPP will be an important element in attracting and retaining associates who are expected to contribute to Staples’ growth and success.

As of April 8, 2004, 2,384,554 shares of Staples common stock were available for issuance under the Existing ESPP.

On April 8, 2004, the last reported sale price of Staples common stock on the NASDAQ National Market was $26.64 per share.

Description of the Restated ESPP

The following is a brief summary of the Restated ESPP, a copy of which is attached as Appendix B to the electronic copy of the filing of this proxy statement with the Securities and Exchange Commission and may be accessed from the Securities and Exchange Commission’s Internet home page (www.sec.gov). In addition, a copy of the Restated ESPP may be obtained from our Corporate Secretary. The following summary is qualified in its entirety by reference to the Restated ESPP.

General. The Restated ESPP is intended to replace and supersede the Existing ESPP. The Restated ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. The Restated ESPP permits associates of Staples or any designated subsidiary of Staples to purchase discounted shares of common stock from Staples in a series of one or more offerings. The Restated ESPP is designed to encourage and assist associates of Staples and its designated subsidiaries in acquiring an equity interest in Staples through the purchase of Staples common stock.

Eligibility. With certain limited exceptions in the case of associates who hold a significant amount of stock of Staples or any subsidiary, all associates of Staples, including directors of Staples who are also associates, and all associates of any designated subsidiaries of Staples, are eligible to participate in the Plan, provided that:

•	they are customarily employed by Staples or a designated subsidiary for more than 20 hours per week and for more than five months in a calendar year;

•	they have been employed by Staples or a designated subsidiary of Staples for at least 90 days prior to participation; and

•	they are associates of Staples or a designated subsidiary of Staples on the first day of the applicable offering period.

Participation in the Restated ESPP. Participation in the Restated ESPP is voluntary. As of April 8, 2004, Staples had approximately 47,396 associates (including those employed by designated subsidiaries of Staples) eligible to participate in the Restated ESPP, and 7,288 of such associates participated in the Existing ESPP. Because each associate’s participation in the Restated ESPP is purely voluntary, the future benefits under the Restated ESPP are not yet determinable. The following table summarizes the number of shares purchased under the Existing ESPP by designated individuals and groups (including all associates of the directors and executive officers included in the table) since the Existing ESPP’s adoption in March 1998:

AMENDED AND RESTATED 1998 EMPLOYEE STOCK PURCHASE PLAN

Name of Individual or Identification of Group	Title/Position	Dollar Value ($) (1)	Number of Shares Purchased
Ronald L. Sargent	President and Chief Executive Officer	227,559	8,542
Thomas G. Stemberg	Non-Executive Chairman and Chairman of the Board	227,559	8,542
John J. Mahoney	Executive Vice President, Chief Administrative Officer and Chief Financial Officer	243,383	9,136
Joseph S. Vassalluzzo	Vice Chairman	87,619	3,289
Basil L. Anderson	Vice Chairman	53,786	2,019
All current executive officers, as a group	[NA]	1,223,389	45,923
All current directors who are not executive officers, as a group	[NA]	0	0
All employees, including all current officers who are not executive officers, as a group	[NA]	159,028,093	5,969,523

(1)	Based upon the last sales price per share of Staples common stock ($26.64) on April 8, 2004, as reported on the NASDAQ National Market.

None of the nominees for Class 1 Directors, or any of their associates, has received any shares under the Existing ESPP. No person has received 5% or more of the total number of shares purchased by participants under the Existing ESPP.

Administration; Offering Periods. The Restated ESPP may be administered by the Board of Directors or a committee appointed by the Board. The Compensation Committee has the authority to make rules and regulations for the administration of the Restated ESPP and its interpretations and decisions are final and conclusive. Pursuant to the terms of the Restated ESPP, the Board of Directors has delegated authority under that plan to the Compensation Committee of the Board of Directors. An offering period generally extends for six months; however, the Compensation Committee or the Board of Directors may, in its discretion, choose an offering period of 12 months or less for each offering and choose a different offering period for each offering.

Payment of Purchase Price; Payroll Deductions

An eligible associate may participate in the Restated ESPP by filing with Staples a completed authorization for payroll deduction at least 14 days prior to the applicable offering commencement date authorizing Staples to deduct not more than 10% of his compensation during the offering period. The associate would then be deemed to have been granted an option on the applicable offering commencement date to purchase (1) the largest number of whole shares of Staples common stock that does not exceed the number that is obtained by dividing (A) $12,500 by (B) the fair market value (as determined in accordance with the provisions of the Restated ESPP) of Staples common stock on the applicable offering commencement date, or such other lower number of shares as determined by the Board of Directors or the Compensation Committee prior to the offering commencement date. If the offering is any period other than six months, the $12,500 amount will be adjusted proportionately to reflect the length of the offering period. Under the terms of the Restated ESPP, the option price is an amount equal to 85% of the lesser of the fair market value per share of Staples common stock on the first business day of an offering period or the last business day of such period.

No associate may be granted an option under the Restated ESPP if, immediately after the grant, the associate would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total voting power or value of all classes of stock of Staples or any of its subsidiaries. In addition, no associate may be granted an option under the Restated ESPP which would give the associate the right to purchase stock under all of the stock purchase plans of Staples and its subsidiaries at a rate that exceeds $25,000 of the fair market value of such stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time.

Merger. The Restated ESPP contains provisions addressing the consequences of a merger or consolidation of Staples or a sale of all or substantially all of Staples’ assets.

Termination or Amendment. The Board of Directors may at any time modify, amend or terminate the Restated ESPP in any respect, except where such modification or amendment would require approval by Staples’ stockholders under Section 423 of the Code, in which case it may not be effected without such approval, and in no event may an amendment be made which would cause the Restated ESPP to fail to comply with Section 423 of the Code.

Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the Restated ESPP and with respect to the sale of Staples common stock acquired under the Restated ESPP. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Tax Consequences to Participants. A participant will not have income upon enrolling in the plan or upon purchasing stock at the end of an offering.

A participant may have both compensation income and a capital gain or loss upon the sale of stock that was acquired under the plan. The amount of each type of income and loss will depend on when the participant sells the stock.

If the participant sells the stock more than two years after the commencement of the offering during which the stock was purchased and more than one year after the date that the participant purchased the stock at a profit (the sales proceeds exceed the purchase price), then the participant will have compensation income equal to the lesser of:

•	15% of the value of the stock on the day the offering commenced; and

•	the participant’s profit

Any excess profit will be long-term capital gain. If the participant sells the stock at a loss (if sales proceeds are less than the purchase price) after satisfying these waiting periods, then the loss will be a long-term capital loss.

If the participant sells the stock prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the stock on the day he or she purchased the stock less the purchase price. The participant also will have a capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day he or she purchased the stock. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Tax Consequences to Staples. There will be no tax consequences to Staples except that we will be entitled to a deduction when a participant has compensation income upon a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF STAPLES’ AMENDED AND RESTATED 1998 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 4 — APPROVAL OF STAPLES’ AMENDED AND RESTATED
INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

In March 2004, our Board of Directors adopted, subject to stockholder approval, the Amended and Restated International Employee Stock Purchase Plan (the “Restated IESPP”) to, among other things, increase the total number of shares of Staples common stock authorized for issuance under the International Employee Stock Purchase Plan in effect prior to the adoption of the proposed amendment and restatement (the “Existing IESPP”), from 250,000 shares to 850,000 shares.

Our Board of Directors adopted the Restated IESPP because it believes that the number of shares currently available under the Existing IESPP is insufficient to satisfy the expected share requirements thereunder. Our Board of Directors believes that the continued ability of associates of Staples’ non-U.S. subsidiaries to purchase shares under the Restated IESPP will be an important element in attracting and retaining associates who are expected to contribute to Staples’ growth and success.

As of April 8, 2004, 111,174 shares of Staples common stock were available for issuance under the Existing IESPP.

On April 8, 2004, the last reported sale price of Staples common stock on the NASDAQ National Market was $26.64 per share.

Description of the Restated IESPP

The following is a brief summary of the Restated IESPP, a copy of which is attached as Appendix C to the electronic copy of the filing of this proxy statement with the Securities and Exchange Commission and may be accessed from the Securities and Exchange Commission’s Internet home page (www.sec.gov). In addition, a copy of the Restated IESPP may be obtained from our Corporate Secretary. The following summary is qualified in its entirety by reference to the Restated IESPP.

General. The Restated IESPP is intended to replace and supersede the Existing IESPP. The Restated IESPP is designed to encourage and assist associates of Qualified Subsidiaries (as defined below) in acquiring an equity interest in Staples through the purchase of Staples common stock. As proposed, the Restated IESPP would operate in much the same way as the Restated ESPP, which is also being presented to our stockholders for approval, so that there is as much parity as possible in the plans offered to associates of Staples and those of its subsidiaries located outside of the United States. The Restated IESPP permits associates of any non-U.S. subsidiary of Staples as of July 1, 2004, and of any other subsidiary designated by the Board of Directors or the Compensation Committee of Staples (each, a “Qualified Subsidiary”), including any director of Staples who is an associate of a Qualified Subsidiary, to purchase shares of common stock from Staples in a series of one or more offerings.

Eligibility. With certain limited exceptions in the case of associates who hold a significant amount of stock of Staples or any subsidiary, all associates of Qualified Subsidiaries, including directors of Staples who are also associates of any Qualified Subsidiaries, are eligible to participate in the Restated IESPP, provided that:

•	they have been employed by the Qualified Subsidiary for at least 90 days prior to participation;

•	they are associates of the Qualified Subsidiary on the first day of the applicable offering period; and

•	they meet any other requirements imposed by the Board of Directors or the Compensation Committee.

Participation in the Restated IESPP. Participation in the Restated IESPP is voluntary. As of April 8, 2004, Qualified Subsidiaries had approximately 4,005 associates eligible to participate in the Restated IESPP and 218 of such associates participated in the Existing IESPP. Because each associate’s participation in the Restated IESPP is purely voluntary, the future benefits under the Restated IESPP are not yet determinable. The following table summarizes the number of shares purchased under the Existing IESPP by designated individuals and groups (including all associates of the directors and executive officers included in the table) since the Existing IESPP’s adoption in March 2000:

Amended and Restated International Employee Stock Purchase Plan

Name of Individual or Identification of Group	Title/Position	Dollar Value ($)	Number of Shares Purchased
Ronald L. Sargent	President and Chief Executive Officer	0	0
Thomas G. Stemberg	Non-Executive Chairman and Chairman of the Board	0	0
John J. Mahoney	Executive Vice President, Chief Administrative Officer and Chief Financial Officer	0	0
Joseph S. Vassalluzzo	Vice Chairman	0	0
Basil L. Anderson	Vice Chairman	0	0
All current executive officers, as a group	[NA]	0	0
All current directors who are not executive officers, as a group	[NA]	0	0
All employees, including all current officers who are not executive officers, as a group	[NA]	3,698,325	138,826
____________________
(1)	Based upon the last sales price per share of Staples common stock ($26.64) on April 8, 2004, as reported on the NASDAQ National Market.

None of the nominees for Class 1 Directors, or any of their associates, has received any shares under the Existing IESPP. No person has received 5% or more of the total number of shares purchased by participants under the Existing IESPP.

Administration; Offering Periods. The Restated IESPP may be administered by the Board of Directors or a committee appointed by the Board. The Compensation Committee or the Board of Directors has the authority to make rules and regulations for the administration of the Restated IESPP and its interpretations and decisions are final and conclusive. Pursuant to the terms of the Restated IESPP, the Board of Directors has delegated authority under that plan to the Compensation Committee of the Board of Directors to administer certain aspects of that plan. An offering period generally extends for six months; however, the Compensation Committee or the Board of Directors may, in its discretion, choose an offering period of 12 months or less for each offering, choose a different offering period for each offering and begin additional offering periods to allow participation by associates of new Qualified Subsidiaries after an offering period has commenced. The Compensation Committee or the Board of Directors may, in its discretion, discontinue any offering at any time, either temporarily or permanently.

Payment of Purchase Price; Payroll Deductions

An eligible associate may participate in the Restated IESPP by enrolling, in such manner and at such time approved by the Board of Directors or the Compensation Committee, prior to the applicable offering commencement date authorizing a payroll deduction of not more than 10% of his compensation during the offering period. The associate would then be deemed to have been granted an option on the applicable offering commencement date to purchase (1) the largest number of whole shares of Staples common stock that does not exceed the number that is obtained by dividing (A) $12,500 by (B) the fair market value (as determined in accordance with the provisions of the Restated IESPP) of Staples common stock on the applicable offering commencement date, or (2) such other lower number of shares as determined by the Board of Directors or the Compensation Committee prior to the offering commencement date. If the offering is any period other than six months, the $12,500 amount will be adjusted proportionately to reflect the length of the offering. Under the terms of the Restated IESPP, the option price is an amount equal to 85% of the lesser of the fair market value per share of Staples common stock on the first business day of an offering period or the last business day of such period. The Board of Directors or the Compensation Committee may permit direct contributions by associates instead of payroll deductions if it determines such action to be advisable, and on such terms as it deems advisable.

No associate may be granted an option under the Restated IESPP if, immediately after the grant, the associate would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total voting power or value of all classes of stock of Staples or any of its subsidiaries. In addition, no associate may be granted an option under the Restated IESPP which would give the associate the right to purchase stock under all of the stock purchase plans of Staples and its subsidiaries at a rate that exceeds $25,000 of the fair market value of such stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time. Options granted under the Restated IESPP during an offering to all officers and directors of Staples may not equal or exceed 50% of the total options granted during such offering.

Merger. The Restated IESPP contains provisions addressing the consequences of a merger or consolidation of Staples or a sale of all or substantially all of Staples’ assets.

Termination or Amendment. The Board of Directors may at any time modify, amend or terminate the Restated Plan in any respect.

Certain Tax Consequences For Non-U.S. Participants

The following is a general discussion of certain material U.S. federal tax consequences to a non-U.S. person who receives and exercises options to purchase shares of Staples common stock under the Restated IESPP, and who disposes of Staples common stock following such exercise. Each non-U.S. participant in the Restated IESPP should consult a tax advisor regarding the U.S. federal, state, local, estate, gift and all non-U.S. tax consequences of participating in the Restated IESPP. This discussion does not consider, among other things, U.S. state and local or non-U.S. tax consequences. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below, possibly with retroactive effect.

As used in this discussion, the term non-U.S. participant means an individual participant in the Restated IESPP who is not, for U.S. federal income tax purposes, a citizen or resident of the United States. As used in this discussion, the term non-U.S. holder means an individual beneficial owner of Staples common stock who is not, for U.S. federal income tax purposes, a citizen or resident of the United States.

An individual may generally be treated as a resident of the United States in any calendar year for U.S. federal income tax purposes, instead of as a nonresident, if, among other things, such individual is physically present in the United States on at least 31 days in that calendar year and for an aggregate of at least 183 days during the three-year period ending on December 31 of that calendar year, counting all of the days physically present in the United Sates in the current year, one-third of the days present in the immediately preceding year and one-sixth of the days present in the second preceding year. Residents are taxed for U.S. federal income tax purposes as if they were U.S. citizens.

Receipt and Exercise of Option to Purchase Staples Common Stock. A non-U.S. participant generally will not be subject to any U.S. federal income tax or withholding tax upon the receipt of an option to purchase Staples common stock under the Restated IESPP. A non-U.S. participant generally will not be subject to any U.S. federal income tax or withholding tax upon the exercise of an option to purchase Staples common stock under the Restated IESPP.

Gain on Disposition of Staples Common Stock. A non-U.S. holder generally will not be subject to any U.S. federal income tax or withholding tax on any gain recognized on a sale or other disposition of Staples common stock, whether or not such disposition is deemed to be a “disqualifying disposition”, unless, among other things: (i) the gain is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States and, in the event that an income tax treaty applies, is also attributable to a fixed base maintained by the non-U.S. holder in the United States; (ii) the non-U.S. holder is an individual who is present in the United States for 183 or more days in the taxable year of the disposition and certain other requirements are met; or (iii) the holder is subject to tax pursuant to U.S. federal income tax provisions applicable to certain U.S. expatriates.

U.S. Estate Tax Consequences. Staples common stock that is owned or is treated as owned by a non-U.S. holder at the time of death or was the subject of certain lifetime transfers by that individual will be included in that individual’s gross estate for U.S. federal estate tax purposes, unless an applicable estate tax treaty provides otherwise.

Tax Consequences to Staples. There will be no U.S. federal income tax consequences to Staples in connection with transactions relating to the Restated IESPP, except that Staples may be entitled to a deduction when a participant has compensation income upon a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF STAPLES’ AMENDED AND RESTATED INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 5 — RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected the firm of Ernst & Young LLP as our independent auditors for the current fiscal year. Ernst & Young LLP has served as our independent auditors since our inception. Although stockholder approval of the Audit Committee’s selection of Ernst & Young LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its selection.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR.

PROPOSALS 6, 7, 8 AND 9 — SHAREHOLDER PROPOSALS

The Company has been advised that the following four non-binding shareholder proposals will be presented at the Annual Meeting. The proposals will be voted on at the Annual Meeting if the proponent, or a qualified representative, is present at the meeting and submits the proposal for a vote, and the proposals and the supporting statements appear as received by us. Following each shareholder proposal is our statement in opposition. We will provide promptly to stockholders the name, address and number of shares of voting securities held by the proponent upon receiving an oral or written request.

FOR THE REASONS SET FORTH BELOW IN THE BOARD’S STATEMENTS IN OPPOSITION TO THE SHAREHOLDER PROPOSALS, THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST EACH OF PROPOSALS 6, 7, 8 AND 9.

PROPOSAL 6 — SHAREHOLDER PROPOSAL ON SHAREHOLDER RIGHTS PLANS

Since shareholder proposals 6 and 7 are substantially similar, we have provided a consolidated statement in opposition to proposals 6 and 7 under proposal 7.

Shareholder Proposal

RESOLVED, That the shareholders of Staples, Inc. (hereinafter “the Company”) request the Board of Directors to redeem the shareholder rights plan that was adopted in 1994 unless such plan is approved by a majority vote of shareholders to be held as soon as may be practicable.

Supporting Statement

In 1994 the Company’s Board of Directors adopted a shareholder rights plan, commonly known as a “poison pill”, without shareholder approval. This plan is an anti-takeover device that can adversely affect shareholder value by discouraging takeovers that could be beneficial to shareholders.

Poison pills, according to the book “Power and Accountability” by Nell Minow and Robert Monks: “amount to major de facto shifts of voting rights away from shareholders to management on matters pertaining to the sale of the corporation. They give target boards of directors absolute veto power over any proposed business combination, no matter how beneficial it might be for the shareholders.”

Thus it is no surprise that the Shareholder Bill of Rights adopted by the Council of Institutional Investors, whose members represent nearly $2 trillion in benefit fund assets, calls for poison pills to be approved by shareholders before they take effect.

At a minimum, the shareholders of our Company should have the right to vote on the necessity of adopting such a powerful anti-takeover weapon. Therefore, your support for this proposal is respectfully sought.

PROPOSAL 7 — SHAREHOLDER PROPOSAL ON SHAREHOLDER INPUT ON POISON PILLS

Shareholder Proposal

RESOLVED: Shareholders request that our Directors submit the adoption, maintenance or extension of any poison pill to a shareholder vote as a separate ballot item at the earliest next shareholder election. Additionally once adopted any dilution or removal of this proposal is requested to be submitted to a shareholder vote as a separate ballot item at the earliest next shareholder election.

This topic also won an overall 60% yes-vote at 79 companies in 2003. I do not see how our Directors could object to this proposal because it gives our Directors the flexibility to ignore our shareholder input if our Directors seriously believe they have a good reason.

The Council of Institutional Investors www.cii.org formally recommends adoption of this proposal topic.

John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, Calif. 90278 submitted this proposal.

Pills Entrench Current Management
Poison pills entrench the current management, even when it’s doing a poor job. Pills water down shareholders’ votes and deprive them of a meaningful voice in corporate affairs.
From “Take on the Street” by Arthur Levitt, SEC Chairman, 1993-2001

Poison Pill Negative
The key negative of poison pills is that pills can preserve management deadwood.
Source: Moringstar.com

The Potential of a Tender Offer Can Motivate Our Directors
Hectoring directors to act more independently is a poor substitute for the bracing possibility that shareholders could sell the company out from under its present management.
Source: Wall Street Journal, Feb. 24, 2003

Diluted Stock
An anti-democratic management scheme [poison pill] to flood the market with diluted stock is not a reason that a tender offer for our stock should fail.
Source: The Motley Fool

Like a Dictator
Poison pills are like a dictator who says, “Give up more of your freedom and I’ll take care of you.”
T.J. Dermot Dunphy, CEO of Sealed Air (NYSE) for 25 years

A response by our directors, which could still allow our directors to give a poison pill with no shareholder vote, is not a substitute for this proposal.

Director Confidence in their Oversight
I believe that a Board of Directors, which supports this proposal topic, is sending a powerful signal of confidence in its own oversight skill and strategy.

Board Statement in Opposition

The following statement in opposition is provided in response to Proposals 6 and 7 above.

The Company adopted a stockholder rights plan in 1994, which is the type of plan often referred to as a “poison pill.” The stockholder rights plan expired in February of this year, and the Company has no present intention to adopt another stockholder rights plan. Circumstances could arise in the future, however, where the adoption of such a plan could be an important tool for protecting the interests of our stockholders.

Although we believe a hostile takeover of Staples is unlikely, if these proposals were implemented, the Board of Directors would not have the flexibility to consider meaningfully a stockholder rights plan in response to a hostile bid. We believe our Board of Directors is in the best position to negotiate on behalf of all stockholders, evaluate the fairness and adequacy of any potential offer and reject inadequate offers, thereby seeking a higher price from a third party if there is to be a sale of the Company and maximizing stockholder value. Proposal 6 as framed would make the adoption of a future stockholder rights plan by the Board of Directors contingent upon stockholder approval of such stockholder rights plan at the “earliest next stockholder election.” A hostile bidder could choose to make its offer well in advance of the next scheduled annual meeting of stockholders at which directors are to be elected, which would provide a significant timing advantage to that hostile bidder. The requirement to obtain stockholder approval in the manner described in Proposal 5 could deny the Board of Directors the speed and flexibility it would need to address an unsolicited acquisition for control or potentially coercive takeover tactics. Without the protection of a stockholder rights plan, stockholders would be at a disadvantage because their Board of Directors would lack a valuable tool for evaluating and responding to any potential offer.

The Board of Directors believes that merger and acquisition activity over the last ten years shows that a stockholder rights plan neither prevents unsolicited offers from occurring nor prevents companies from being acquired, but rather helps boards to obtain prices from offerors that are fair and adequate to stockholders. Empirical data suggests that premiums paid to acquire target companies with a stockholder rights plan are higher than premiums paid for target companies that do not have a stockholder rights plan. A 1997 Georgeson & Company study of takeover premiums during the period from 1992 to 1996 estimated that premiums paid to acquire target companies with a stockholder rights plan were, on average, eight percentage points higher than premiums paid for target companies that did not have a stockholder rights plan, regardless of whether the takeover was friendly or hostile. The Georgeson & Company study concluded that the presence of a stockholder rights plan did not increase the likelihood of the defeat of a hostile takeover bid or the withdrawal of a friendly bid and that a stockholder rights plan did not reduce the likelihood that a company would become a takeover target.

The existence of a stockholder rights plan does not diminish the fiduciary duties of the Board of Directors. The Board of Director’s fiduciary duty requires that it seek to ensure that any proposed business combination or acquisition is in the best interests of stockholders. A stockholder rights plan provides a means for the Board of Directors to fulfill its fiduciary duty by encouraging a bidder to negotiate with the Board of Directors and by giving the Board of Directors a greater amount of time to evaluate carefully and thoroughly an acquisition proposal, which strengthens the Board of Director’s bargaining power with the bidder. A prospective acquirer seeking to persuade the Board of Directors to redeem the rights may propose a higher takeover price, make an offer for all shares rather than a partial offer, or offer better takeover terms than would be proposed if no stockholder rights plan were in place.

The Board of Directors believes that the Company’s and its stockholders’ interests are best served by preserving the Board of Director’s discretion regarding the adoption, maintenance or extension of a stockholder rights plan. By recommending a vote against the proposals, the Board of Directors has not decided that a stockholder rights plan should be adopted by the Company. A stockholder rights plan would be adopted by the Board of Directors only after careful and deliberate consideration of all relevant facts and circumstances existing at such time. Adoption of the proposals would limit the Board of Director’s ability to adopt, maintain or extend a stockholder rights plan even if such action was in the best interests of our stockholders.

ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST PROPOSALS 6 AND 7.

PROPOSAL 8 — SHAREHOLDER PROPOSAL ON COMMONSENSE EXECUTIVE COMPENSATION

Shareholder Proposal

Resolved, that the shareholders of Staples, Inc. (“Company”) request that the Company’s Board of Directors and its Executive Compensation Committee replace the current system of compensation for senior executives with the following “Commonsense Executive Compensation” program including the following features:

(1)	Salary — The chief executive officer’s salary should be targeted at the mean of salaries paid at peer group companies, not to exceed $1,000,000 annually. No senior executive should be paid more than the CEO.

(2)	Annual Bonus — The annual bonus paid to senior executives should be based on well-defined quantitative (financial) and qualitative (non-financial) performance measures. The maximum level of annual bonus should be a percentage of the executive’s salary level, capped at 100% of salary.

(3)	Long-Term Equity Compensation — Long-term equity compensation to senior executives should be in the form of restricted shares, not stock options. The restricted share program should utilize justifiable performance criteria and challenging performance benchmarks. It should contain a vesting requirement of at least three years. Executives should be required to hold all shares awarded under the program for the duration of their employment. The value of the restricted share grant should not exceed $1,000,000 on the date of grant.

(4)	Severance — The maximum severance payment to a senior executive should be no more than one year’s salary and bonus.

(5)	Disclosure — Key components of the executive compensation plan should be outlined in the Compensation Committee’s report to shareholders, with variances from the Commonsense program explained in detail.

The Commonsense compensation program should be implemented in a manner that does not violate any existing employment agreement or equity compensation plans.

Supporting Statement

We believe that compensation paid to senior executives at most companies, including ours, is excessive, unjustified, and contrary to the interests of the Company, its shareholders, and other important corporate constituents. CEO pay has been described as a “wasteland that has not been reformed.” (Institutional Shareholder Services senior vice-president, Wall Street Journal, “Executive Pay Keeps Rising, Despite Outcry,” October 3, 2003). As of 2002, the CEO-worker pay gap of 282-to-1 was nearly seven times as large as the 1982 ratio of 42-to-1 according to the United for a Fair Economy’s Tenth Annual CEO Compensation Survey (“Executive Excess 2003 — CEO’s Win, Workers and Taxpayers Lose.”)

We believe that it is long past time for shareholders to be proactive and provide companies clear input on the parameters of what they consider to be reasonable and fair executive compensation. We believe that executive compensation should be designed to promote the creation of long-term corporate value. The Commonsense executive compensation principles seek to focus senior executives, not on quarterly performance numbers, but on long-term corporate value growth, which should benefit all the important constituents of the Company. We challenge our Company’s leadership to embrace the ideas embodied in the Commonsense proposal, which still offers executives the opportunity to build personal long-term wealth but only when they generate long-term corporate value.

Board Statement in Opposition

Staples’ executive compensation program is designed to align executive compensation with the interests of Staples’ stockholders and to promote the creation of long-term corporate value. In addition, we believe that Staples’ existing compensation program affords the Board of Directors and the Compensation Committee the appropriate degree of flexibility in shaping executive compensation packages to respond to changes in conditions and to take into account individual circumstances.

Staples’ executive compensation program already incorporates a number of features described in the proposal. First, the base salaries and cash bonuses for Staples’ executive officers are targeted at the median of the market relative to the pay practices of a peer group of publicly traded companies in the retail industry. Second, the Staples Executive Officer Incentive Plan provides for the payment of a range of bonuses to executive officers based on pre-established objectives relating to company-wide earnings per share, return on net assets and customer service goals. A more detailed description of this plan (which was approved by Staples stockholders last year), including the types of quantitative and qualitative criteria considered by the Compensation Committee, was included in Staples’ 2003 proxy statement. Pursuant to this plan, fiscal 2003 cash bonuses were conditioned on the achievement of certain stated thresholds and minimum levels relating to the foregoing criteria. The Compensation Committee currently intends to limit bonus awards under this plan to 200% of an executive’s target award.

Third, total direct compensation of executive officers is highly leveraged with equity, representing up to 80% of targeted total direct compensation. Staples is in the process of restructuring the equity component of its executive compensation program. Under the existing program, Staples grants stock options and issues performance accelerated restricted stock, or PARS, to its executives to further encourage retention and to motivate executives to build long-term value for Staples stockholders. PARS initially vest five years from the first day of the fiscal year during which the shares are issued, subject to acceleration after two years upon achievement of pre-determined earnings per share growth for specified fiscal years. Until the PARS vest, they may not generally be sold or transferred by the executive. Beginning in fiscal 2005, equity-based awards to senior executives will rely more heavily on restricted stock grants and less heavily on stock option grants relative to the existing program. In addition, a portion of the restricted stock awarded to senior executives will be pure performance based restricted stock. Restricted stock that vests solely on the passage of time may vest no faster than ratably over three years. We believe that the stock options and restricted stock described above in and of themselves help to align the interests of Staples executives with those of Staples stockholders and that rigid stock ownership requirements are neither necessary nor desirable.

Under the Board approved Compensation Committee Charter, the Compensation Committee (which is composed entirely of independent directors), or a majority of independent directors, is required to review and approve, or recommend for approval by the Board, the compensation of Staples’ CEO and other executive officers. Decisions regarding executive compensation are made only after careful research and deliberation and, in the past, the Compensation Committee has retained a national compensation consulting firm for advice on these matters.

The Board of Directors and the Compensation Committee believe it is important to preserve the flexibility of Staples’ compensation program so that we can achieve the appropriate combination of the different forms of compensation and can adjust such components to respond to changing conditions and to take into account individual circumstances. In choosing the appropriate compensation arrangement for Staples’ executives, the Board of Directors and the Compensation Committee must consider a variety of factors, such as established company-wide goals and/or business unit goals, tax consequences of various awards, competitive practices of peer retail companies and prevailing pay rates. Staples’ current executive compensation program allows the Board of Directors and the Compensation Committee to design executive compensation packages that reflect these and other relevant factors.

In contrast, the proposal seeks to limit the flexibility of the Board of Directors and the Compensation Committee by arbitrarily capping salary, annual bonus opportunity, long-term equity awards and severance payments for executives and imposing rigid stock ownership requirements. The imposition of such restrictions would be inconsistent with Staples high risk-high reward philosophy. Furthermore, we believe that these limitations would place Staples at a significant competitive disadvantage in recruiting and retaining talented executives, and, therefore, would not serve the best interests of our stockholders.

ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 8.

PROPOSAL 9 — SHAREHOLDER PROPOSAL ON AUDITOR INDEPENDENCE

Shareholder Proposal

Resolved, that the shareholders of Staples, Inc. (“Company”) request that the Board of Directors and its Audit Committee adopt a policy stating that the public accounting firm retained by our Company to audit the Company’s financial statements will perform only “audit” and “audit-related” work for the Company and not perform services generating “tax fees” and “all other fees” as categorized under U.S. Securities and Exchange Commission (“SEC”) regulations.

Supporting Statement

The issue of auditor independence has been a major concern for investors and the markets since the demise of Enron. In response to numerous incidences of accounting fraud that shook the foundations of the corporate financial auditing and reporting system, both Congress and the SEC have responded with important reforms. However, we believe that more needs to be done to limit the potential impairment of auditor independence.

The Sarbanes-Oxley Act (“Sarbanes-Oxley”) was a strong effort to deal with various aspects of the auditor independence issue. Sarbanes-Oxley enhances the role of board audit committees in retaining and monitoring audit firms, while limiting the types of non-audit services that audit firms are permitted to perform for audit clients. The SEC followed-up with enhanced reporting requirements (Release No. 33-8183, May 6, 2003) that provide investors better insight into the range of services beyond audit services for which an audit firm is being utilized. The following categories of service fees must be reported: (1) Audit Fees; (2) Audit-Related Fees; (3) Tax Fees, and (4) All Other Fees.

We believe important steps have been taken to protect auditor independence, but we also believe more needs to be done. The Congress and the SEC have acted. Now we think it is important that shareholders use the enhanced disclosure to protect the integrity of the financial reporting system.

Fee disclosures indicate that our Company paid the firm retained to audit the Company’s financial statements more for non-audit services than for the audit work. Specifically, our Company paid more in combined fees for “audit-related,” “tax” and “all other” work performed by the audit firm than it did for the “audit” work performed by the firm. We believe this imbalance is unhealthy and a potential threat to auditor independence at our Company. Further, when this imbalance occurs we believe it is time for the Board’s Audit Committee to adopt a policy that addresses the issue.

Our resolution presents a straightforward and effective response: The Board and the Audit Committee should adopt a policy that limits the public accounting firm retained to audit the Company’s financial statements to performing only “audit” and “audit-related” work. We believe that limiting the audit to providing only audit and audit-related services would be another positive step in protecting auditor independence.

We urge your support for this reasonable measure to advance auditor independence.

Board Statement in Opposition

The Company takes the integrity of its financial statement auditing process seriously. The Company complies with all applicable laws, rules and regulations relating to auditor independence. The Company’s Board of Directors and fully independent Audit Committee believe that the laws, rules and regulations relating to auditor independence, as well as our Audit Committee’s internal oversight procedures, sufficiently protect the integrity of the auditing process and assure the independence of the Company’s outside auditors. In addition, preserving the Audit Committee’s ability to retain non-audit services from our outside auditor in certain circumstances may lead to valuable benefits for the Company.

The SEC’s rules relating to auditor independence reflect three guiding principles. These principles provide that the Company’s relationship with its auditor or the provision of services cannot: (1) result in the auditor auditing his or her own work, (2) result in the auditor performing management functions, or (3) place the auditor in a position of acting as an advocate for the client. The Sarbanes-Oxley Act of 2002 prohibits the provision of certain non-audit services to an audit client where those services present a high degree of risk of conflicts of interest. Specifically, Sarbanes-Oxley prohibits an outside auditor from providing the following non-audit services: bookkeeping; financial information system design and implementation; appraisal or valuation services, fairness opinions or contribution in kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker-dealer, investment advisor or investment banking services; legal services; and non-audit expert services. It is important to note that Sarbanes-Oxley specifically permits an outside auditor to perform most tax services for an audit client. Moreover, the SEC recently confirmed its long-standing position that an accounting firm can provide tax services to its audit clients without impairing the firm’s independence (Release 33-8183, January 28, 2003).

Sarbanes-Oxley further requires that an audit committee, comprised only of independent directors, pre-approve all audit and “permitted non-audit” services provided by the Company’s outside auditor, subject to a de minimis exception for permitted non-audit services, thereafter approved by the Audit Committee. In order to maintain the independence of the Company’s outside auditor, the Audit Committee has a policy of pre-approving all audit and non-audit services. The rules recently adopted by the SEC require the Company to disclose for the two most recent years, in its annual report and proxy statement, fees paid to the outside auditor for: (1) audit services, (2) audit related services, (3) tax services, and (4) other services. Additionally, the Company must describe, in qualitative terms, the types of non-audit services provided under the three non-audit services categories. As disclosed elsewhere in this proxy statement, during fiscal 2002 and 2003, Ernst & Young LLP provided a variety of tax services to the Company, and the majority of the fees for tax services related to tax compliance. During each of those years, the Audit Committee approved all such non-audit services prior to management engaging the auditor for that purpose, and the Company did not pay Ernst & Young LLP any fees for other services. As disclosed in the Report of the Audit Committee for each of those years, the Audit Committee determined that Ernst & Young LLP’s provision of audit-related and tax services is compatible with maintaining Ernst & Young LLP’s independence. Also, we should note that in 2002 we began the process of selecting tax service providers on a project-by-project basis so that we could identify and choose the provider that is best suited to perform the requested services.

We believe that prohibiting the outside auditor from providing certain permitted non-audit services would result in inefficiencies and increased costs to the Company. Conversely, consulting with the independent auditor in connection with certain non-audit related matters of which it has knowledge by virtue of its audit work can produce significant cost and time savings. Moreover, as the SEC noted, the provision of some permitted non-audit services by an outside auditor may improve audit quality. The Company believes that many tax services are more efficiently conducted by the Company’s outside auditors because of the significant overlap between tax and audit work.

The Company complies with all applicable laws, rules and regulations relating to auditor independence. The Company’s current practices should provide investors with assurance that the Company’s outside auditor will remain independent from the Company. Prohibiting our Audit Committee, comprised solely of independent directors, from exercising its business judgment and engaging auditors to perform permitted non-audit services when it is cost and time efficient and otherwise prudent to do so, is unnecessary to achieve the proponent’s stated goal of assuring auditor independence and is not in the best interests of our stockholders.

ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 9.

CORPORATE GOVERNANCE

We have, since our founding, sought to follow best practices in corporate governance in a manner that is in the best interests of our business and stockholders. You can find our current corporate governance principles, including our Corporate Governance Guidelines, Committee Charters and Code of Ethics, on our public web site at www.staples.com/about. We are in compliance with the corporate governance requirements imposed by the Sarbanes-Oxley Act, SEC and NASDAQ. We will continue to modify our policies and practices to meet ongoing developments in this area. We have discussed many features of our corporate governance principles in other sections of this Proxy Statement. Some of the highlights are:

•	Director and Committee Independence. A substantial portion (10 of 14) of our Board is independent, all members of our Audit, Compensation and Nominating and Corporate Governance Committees are independent Directors, and none of our committee members receives compensation from us other than for service on the Board or its committees. For this purpose, Directors are “independent” if they (1) meet the “independence” definition of NASDAQ, and (2) in the Board’s judgment, do not have a relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

•	Audit Committee. The Audit Committee is directly responsible for appointing, compensating, evaluating and, when necessary, terminating our independent auditors, and our independent auditors report directly to the Committee. Our Board has determined that we have at least one “audit committee financial expert” under the rules of the SEC. The Committee’s prior approval is required for all audit services and non-audit services (other than de minimis non-audit services as defined by the Sarbanes-Oxley Act) to be provided by our independent auditors. In addition, the Committee has caused the Company to adopt policies prohibiting (i) executive officers from retaining our independent auditors to provide personal tax or other services, and (ii) us, without first obtaining the Committee’s approval, from filling an officer level position in the finance department with a person who was previously employed by our auditors.

•	Committee Authority. Each of the Audit, Compensation and Nominating and Corporate Governance Committees has the authority to retain independent advisors and consultants, with all fees and expenses to be paid by us.

•	Lead Director and Required Meetings of Independent Directors. We have a Lead Director, currently James L. Moody, Jr., who is independent and is responsible for assuring that at least two meetings of independent Directors are held each year, facilitating communications between other independent directors and the Chairperson of the Board and Chief Executive Officer, chairing the annual performance review of the Chief Executive Officer, and consulting with the Chairperson of the Board and Chief Executive Officer on matters relating to corporate governance and Board performance. The Lead Director is elected by our independent Directors, upon the recommendation of the Nominating and Corporate Governance Committee. Upon Mr. Moody’s retirement and Martin Trust’s reelection as a Director at the Annual Meeting, Mr. Trust will become our Lead Director.

•	Whistleblower Procedures. The Audit Committee has established procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for confidential and anonymous submission by our associates of concerns regarding questionable accounting, internal accounting controls or auditing matters.

•	Disclosure Committee. We have a disclosure committee composed of members of management to assist us in fulfilling our obligations to maintain adequate disclosure controls and procedures and to coordinate and oversee the process of preparing our periodic securities filings.

•	Executive Loans. We have adopted a policy prohibiting us from lending money to executive officers and Directors for personal purposes.

You are invited to visit our web site at www.staples.com/about for more details regarding our corporate governance practices.

Directors of Staples

Set forth below are the names and certain information with respect to each of our current Directors (other than the nominees).

Directors Serving a Term Expiring at the 2005 Annual Meeting (Class 2 Directors)

Served as a Director Since

Brenda C. Barnes, age 50
A former adjunct professor at Kellogg Graduate School of Business and North Central College from January 2002 to April 2002. Ms. Barnes was President of Starwood Hotels & Resorts, Inc. from November 1999 to March 2000. Prior to that, she served as President & CEO of Pepsi-Cola North America from 1996 to February 1998. Ms. Barnes is also a Director of Avon Products, Inc., New York Times Company, Sears, Roebuck & Co. and PepsiAmericas, Inc.
June 2002

Mary Elizabeth Burton, age 52 Chief Executive Officer of BB Capital, Inc., a retail advisory and management services company, since July 1992. Ms. Burton was Chief Executive Officer of the Cosmetic Center, Inc., a chain of 250 specialty retail stores, from June 1998 to April 1999. Prior to that, she served as Chief Executive Officer of PIP Printing from July 1991 to July 1992, and as Chief Executive Officer of Supercuts, Inc. from September 1987 to June 1991. She is also a Director of The Sports Authority, Inc., Rent-A-Center, Inc., Zale Corporation and Aeropostale, Inc.	1993

Richard J. Currie, age 66
Chairman of the Board of BCE Inc., a communications company, since April 2002. Mr. Currie was President and a Director of George Weston Limited, a food processor and retailer, from June 1996 to May 2002. Mr. Currie is also a Director of CAE Inc.
June 2002

Rowland T. Moriarty, age 57 Chairman and Chief Executive Officer of Cubex Corporation, a consulting company, since 1981. Dr. Moriarty was a professor at Harvard Business School from 1982 to 1992. He is also a Director of Trammell Crow Company and the Chairman and a Director of Charles River Associates, Inc.	1986

Directors Serving a Term Expiring at the 2006 Annual Meeting (Class 3 Directors)

Served as a Director Since

Basil L. Anderson, age 59
A Vice Chairman of Staples since September 2001. Prior to joining Staples, Mr. Anderson served as Executive Vice President—Finance and Chief Financial Officer of Campbell Soup Company from April 1996 to April 2000. Prior to joining Campbell Soup, Mr. Anderson was with Scott Paper Company where he served in a variety of capacities beginning in 1975, including Vice President and Chief Financial Officer from February 1993 to December 1995. Mr. Anderson is also a Director of Hasbro, Inc., Charles River Associates, Inc., Becton, Dickinson and Company and Moody’s Corporation.
1997

George J. Mitchell, age 70 Partner at the law firm of Piper Rudnick since October 2002, when Piper Rudnick merged with Verner, Liipfert, Bernhard, McPherson and Hand where Senator Mitchell had been Special Counsel from 1995 to October 2002. Appointed to the United States Senate in 1980, Senator Mitchell served until he left the Senate in 1995 as Majority Leader, a position he had held since January 1989. Senator Mitchell is also a Director of The Walt Disney Company, FedEx Corporation and Starwood Hotels & Resorts, Inc.	1998

Robert C. Nakasone, age 56 Chief Executive Officer of NAK Enterprises, L.L.C., an investment and consulting company, since January 2000. Prior to that, he served as Chief Executive Officer of Toys “R” Us, Inc., a retail store chain, from February 1998 to September 1999. Previously, Mr. Nakasone served in other positions with Toys “R” Us, including President and Chief Operating Officer from January 1994 to February 1998 and Vice Chairman and President of Worldwide Toy Stores from January 1989 to January 1994. Mr. Nakasone is also a Director of eFunds Corporation.	1986

Ronald L. Sargent, age 48
President and Chief Executive Officer of Staples since February 2002. Prior to that, he served in various capacities since joining Staples in March 1989, including President and Chief Operating Officer of Staples from November 1998 to February 2002, President-North American Operations from October 1997 to November 1998, and President-Staples Contract & Commercial from June 1994 to October 1997. Mr. Sargent is also a Director of Yankee Candle Corporation, Aramark Corporation and Mattel, Inc.
December 1999

Served as a Director Since
Thomas G. Stemberg, age 55 Chairman of the Board of Directors of Staples since February 1988, and since February 2004, a part-time associate and Non-Executive Chairman. From February 2002 to January 2004, Mr. Stemberg served as an executive officer of Staples with the title of Chairman. Mr. Stemberg founded Staples and was Chief Executive Officer of Staples from January 1986 to February 2002. Mr. Stemberg is also a Director of PETsMART, Inc., Polycom, Inc., CarMax, Inc. and The NASDAQ Stock Market, Inc.	1986

Our Chairman of the Board of Directors and executive officers are elected annually by the Board of Directors and serve at the discretion of the Board. No family relationships exist between any of our executive officers, Directors or nominees for Director.

Mr. Walsh was the Chief Executive Officer of Clareon Corporation, a privately held electronic payments provider, from March 2000 to September 2002. In October 2002, to facilitate its acquisition by Fleet Boston Corp., Clareon Corporation filed for Chapter 11 bankruptcy protection. Ms. Burton was the Chief Executive Officer of Cosmetic Center, Inc., a chain of specialty retail stores, from June 1998 to April 1999. In May 1999, Cosmetic Center, Inc. filed for Chapter 11 bankruptcy protection.

Board and Committee Meetings

The Board of Directors met four times during the fiscal year ended January 31, 2004. During fiscal 2003, each incumbent Director attended at least 75% of the aggregate of the total number of Board meetings held during the period for which he or she has been a Director and the total number of meetings of committees of the Board on which he or she then served.

The Company’s Directors’ Corporate Governance Guidelines provide that Directors are encouraged to attend the annual meeting of stockholders. Seven Directors attended the 2003 annual meeting of stockholders.

The Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Executive Committee. All of the members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent Directors within the current NASDAQ definition of “independence” and the definition that will become applicable to the Company on the date of the Annual Meeting. All of the members of the Audit Committee comply with the independence requirements contemplated by Rule 10A-3 under the Exchange Act. Each of the committees has the authority to retain independent advisors and consultants, with all fees and expenses to be paid by us. The Board-approved charters of each of the Board committees can be found at www.staples.com/about.

Committee membership as of April 8, 2004 was as follows:

Audit Committee	Compensation Committee
Paul F. Walsh, Chairman	Richard J. Currie, Chairman
Mary Elizabeth Burton	Brenda C. Barnes
Gary Crittenden	Arthur M. Blank

Nominating and
Corporate Governance Committee	Executive Committee
Robert C. Nakasone, Chairman	Thomas G. Stemberg, Chairman
James L. Moody, Jr.	James L. Moody, Jr.
Rowland T. Moriarty	Robert C. Nakasone
Martin Trust	Ronald L. Sargent

Upon Mr. Moody’s retirement at the Annual Meeting, Mr. Trust will become the Lead Director and Messrs. Moriarty and Trust will join the Executive Committee.

Audit Committee

The Audit Committee provides the opportunity for direct contact between our independent auditors and the Board. The Committee assists the Board in overseeing our compliance with legal and regulatory requirements; the integrity of our financial statements; the independent auditor’s qualifications and independence; and the performance of our internal audit function and the independent auditors through receipt and consideration of certain reports from the independent auditors. In addition, the Committee discusses the Company’s risk management policies and reviews and discusses with management and the independent auditors the Company’s annual and quarterly financial statements and related disclosures. The Committee is directly responsible for appointing, compensating, evaluating and, when necessary, terminating our independent auditors, and our independent auditors report directly to the Committee. The Committee has established procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for confidential and anonymous submission by our associates of concerns regarding questionable accounting, internal accounting controls or auditing matters. In addition, in 2002, our management, in conjunction with the Committee, created a disclosure committee, composed of members of management, to assist us in fulfilling our obligations to maintain adequate disclosure controls and procedures and to coordinate and oversee the process of preparing our periodic securities filings. The Committee meets independently with the independent auditors, management and the internal auditors. Our Board has determined that Gary L. Crittenden is an “audit committee financial expert” under the rules of the SEC. The Committee met four times in person during the fiscal year ended January 31, 2004.

Compensation Committee

The Compensation Committee’s responsibilities include setting the compensation levels of directors and executive officers, including the Chief Executive Officer (subject to ratification by the Board of Directors), reviewing and providing recommendations to the Board regarding compensation programs, administering our equity incentive, stock purchase and other employee benefit plans and authorizing option and restricted stock grants under our stock incentive plans. The Committee met four times in person and once by telephone during the fiscal year ended January 31, 2004.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s responsibilities include providing recommendations to the Board regarding nominees for Director, membership on the Board committees, and succession matters for the Chief Executive Officer. An additional function of the Committee is to develop and recommend to the Board the Corporate Governance Guidelines and to assist the Board in complying with them. The Committee also oversees the evaluation of the Board and the Chief Executive Officer, reviews and resolves conflict of interest situations, reviews and approves related party transactions and, if necessary, other than with respect to executive officers and Directors, grants waivers to our Code of Ethics. Our Corporate Governance Guidelines and Code of Ethics can be found at www.staples.com/about. The Committee met four times in person and once by telephone during the fiscal year ended January 31, 2004.

Executive Committee

The Executive Committee of the Board of Directors is authorized, with certain exceptions, to exercise all of the powers of the Board in the management and affairs of Staples. It is intended that the Committee shall take action only when reasonably necessary to expedite our interests between regularly scheduled Board meetings. A quorum can only be established by the presence of both a majority of the members of the Committee and two non-management members of the Committee. The Committee did not meet during the fiscal year ended January 31, 2004.

Director Candidates

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended Director nominees, the Nominating and Corporate Governance Committee will apply the criteria set forth in the Company’s Director’s Corporate Governance Guidelines. These criteria include diversity, age and skills such as understanding of the retail industry, the office products market, finance, accounting, marketing, technology, international business and other knowledge needed on the Board. The principal qualification of a Director is the ability to act effectively on behalf of all of the stockholders. The Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the candidates’ names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Company’s common stock for at least a year as of the date such recommendation is made to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Staples, Inc., 500 Staples Drive, Framingham, MA 01702. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Stockholders also have the right under the Company’s By-Laws to directly nominate director candidates, without any action or recommendation on the part of the Nominating and Corporate Governance Committee or the Board, by following the procedures set forth under “Other Matters.”

At the Annual Meeting, stockholders will be asked to consider the election of Gary L. Crittenden who has been nominated for election as a Director for the first time. Mr. Crittenden was originally proposed to the Nominating and Corporate Governance Committee by a non-management Director, and the Board determined to include him among its nominees.

Communicating with the Independent Directors

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by the committee charters, the Chairman of the Board (if an independent Director), or the Lead Director (if one is appointed), or otherwise the Chairman of the Nominating and Governance Committee, with the advice and assistance of the Company’s General Counsel, is primarily responsible for monitoring communications from stockholders and other interested parties and for providing copies or summaries of such communications to the other Directors as he or she considers appropriate.

Under procedures approved by a majority of our independent Directors, communications are forwarded to all Directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the Board (if an independent Director), or the Lead Director (if one is appointed), or otherwise the Chairman of the Nominating and Governance Committee, considers to be important for the Directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications. In addition, as provided by our Corporate Governance Guidelines, if a meeting is held between a major stockholder (including institutional investors) and a representative of the independent Directors, the Lead Director will serve, subject to availability, as such representative of the independent Directors.

Stockholders who wish to send communications on any topic to the Board should address such communications to The Board of Directors, c/o Corporate Secretary, Staples, Inc., 500 Staples Drive, Framingham, MA 01702.

Director Compensation

Our non-employee directors (“Outside Directors”) are compensated through a combination of an annual cash payment and annual equity grants based on meeting attendance. Outside Directors receive $50,000 for their service on the Board and are reimbursed for expenses incurred in attending meetings of the Directors. Senator Mitchell provides consulting services to us in return for an additional annual fee of $75,000. During the fiscal year ended January 31, 2004, we paid these fees to Senator Mitchell in the form of Staples common stock, the receipt of which he elected to defer.

The Amended and Restated 1990 Director Stock Option Plan (the “Amended and Restated Director Plan”) authorizes Staples to grant non-qualified stock options and make awards of restricted stock to Outside Directors. Under the Amended and Restated Director Plan, each Outside Director automatically receives, upon his or her initial election as a member of the Board of Directors, a grant of options to purchase 15,000 shares of Staples common stock. In addition, on the date of the first regularly scheduled Board of Directors meeting following the end of each fiscal year, each Outside Director automatically receives a grant of options to purchase 3,000 shares of Staples common stock for each regularly scheduled meeting day of the Board of Directors that such Outside Director attended during the previous 12 months, up to a maximum of 15,000 shares of Staples common stock.

In addition, on the date that Performance Accelerated Restricted Stock (“PARS”) for any year is awarded to our executive officers, (1) each Outside Director is granted 400 shares of restricted Staples common stock for each regularly scheduled meeting day of the Board of Directors attended by such Director in the previous fiscal year (up to a maximum of 2,000 shares of restricted stock), (2) the Lead Director is granted 200 shares of restricted Staples common stock for each regularly scheduled meeting day of the Board of Directors attended by the Lead Director in the previous fiscal year (up to a maximum of 1,000 shares of restricted stock), and (3) the Chairman of each of the Audit, Compensation, and Nominating and Corporate Governance Committees of the Board of Directors are each granted 200 shares of restricted Staples common stock for each regularly scheduled committee meeting day attended by such Director in the previous fiscal year (up to a maximum of 800 shares of restricted stock for each position).

With respect to the fiscal year ended January 31, 2004, and in accordance with the Amended and Restated Director Plan, on March 2, 2004, each of Ms. Barnes, Ms. Burton and Messrs. Currie, Mitchell, Moody, Moriarty, Nakasone, Trust and Walsh was granted an option to purchase 15,000 shares of Staples common stock and Mr. Blank was granted an option to purchase 9,000 shares of Staples common stock. Each option to purchase Staples common stock was granted at an exercise price of $27.33 per share. Pursuant to the Amended and Restated Director Plan, or the 2004 Stock Incentive Plan, if approved, on the date during fiscal year 2004 that the PARS are awarded to our executive officers, or potentially shortly after our Annual Meeting if stockholders approve the 2004 Stock Incentive Plan, the following will be awarded: Mr. Moody will be awarded 3,800 shares of restricted Staples common stock; Messrs. Trust and Walsh will each be awarded 2,800 shares of restricted Staples common stock; Ms. Burton, Ms. Barnes and Messrs. Currie, Mitchell, Moriarty and Nakasone will each be awarded 2,000 shares of restricted Staples common stock; and Mr. Blank will be awarded 1,200 shares of restricted Staples common stock.

All stock options granted under the Amended and Restated Director Plan are granted at an exercise price equal to the fair market value of Staples common stock on the date of grant. Options to purchase Staples common stock generally become exercisable on a cumulative basis over four years in four equal annual installments, commencing on the first anniversary of the date of grant.

The recipients of restricted stock under the Amended and Restated Director Plan are granted shares of Staples common stock (which may be issued on a deferred basis) that vest five years from the first day of the fiscal year during which the shares are granted. Should the recipient cease to be a Director, Staples may at its option repurchase any unvested shares at a price equal to their original purchase price (if any). Except as otherwise determined by the Board of Directors, all shares of restricted stock issued under the Amended and Restated Director Plan will be issued without the payment of any cash purchase price by the recipient.

If our stockholders approve the 2004 Stock Incentive Plan, the Amended and Restated Director Plan will be terminated, and we will no longer issue equity to our Outside Directors through our Amended and Restated Director Plan. We will instead award equity to our Outside Directors exclusively through the 2004 Stock Incentive Plan. The equity awards that our Outside Directors will have earned but not yet received under the Amended and Restated Director Plan will be issued under the 2004 Stock Incentive Plan, and the Company is considering awarding such equity to the Outside Directors shortly after our Annual Meeting instead of at the later dates specified in the Amended and Restated Director Plan. We are currently reviewing the level and timing of the compensation we pay our Outside Directors, and as of the date of this proxy statement, we intend to award our Outside Directors, for service during fiscal 2004, the same type and approximate amount of equity awards they would have received under the Amended and Restated Director Plan.

Report of the Audit Committee of the Board of Directors

The Audit Committee of the Company’s Board of Directors is composed of three members and acts under a written charter first adopted and approved by the Board of Directors on March 16, 1995 and most recently amended on March 2, 2004, a copy of which is attached as Appendix D to this proxy statement. The members of the Audit Committee are independent Directors, as defined by its charter and the rules of the SEC and NASDAQ.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended January 31, 2004 with management, which review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed and discussed with Ernst & Young LLP, the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards 61 (Communication with Audit Committees). The independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit related services provided to the Company by Ernst & Young LLP with the auditors’ independence.

The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors, and the Board approved, that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the year ended January 31, 2004 for filing with the SEC.

Audit Committee:

Paul F. Walsh, Chairman
Brenda C. Barnes
Mary Elizabeth Burton

Independent Auditor’s Fees

Audit Fees

Ernst & Young LLP billed Staples an aggregate of approximately $1.9 million and $1.6 million in fiscal years 2003 and 2002, respectively, for professional services rendered in connection with the Company’s annual audit, statutory filings and registration statements.

Audit-Related Fees

Ernst & Young LLP billed Staples an aggregate of approximately $61,000 and $178,000 in fiscal years 2003 and 2002, respectively, for services related to assistance with internal control reporting, acquisition due diligence, employee benefit plan audits, accounting consultation and compliance with regulatory requirements.

Tax Fees

Ernst & Young LLP billed Staples an aggregate of approximately $5.5 million and $9.1 million in fiscal years 2003 and 2002, respectively, for services related to tax compliance, tax planning and tax advice. For fiscal years 2003 and 2002, $3.3 million and $6.8 million, respectively, of these fees related to tax compliance.

All Other Fees

Ernst & Young LLP did not bill Staples in fiscal years 2003 or 2002 for services other than those described above.

Pre-Approval Policy and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent auditor. This policy provides that the Company will not engage its independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee. All services provided to the Company by Ernst & Young LLP in each of fiscal years 2003 and 2002 were approved in accordance with this policy.

Certain Relationships and Related Transactions

We have retained the services of the law firm Piper Rudnick, of which Senator Mitchell is a partner. The Nominating and Corporate Governance Committee of the Board of Directors reviewed and approved this relationship. See “Director Compensation” regarding Senator Mitchell’s consulting agreement with us.

We have a policy that prohibits personal loans to executive officers and Directors and requires transactions and loans, if any, between us and our affiliates to be on terms no less favorable to us than could be obtained from unrelated third parties.

EXECUTIVE COMPENSATION

The following table sets forth certain information concerning the compensation for each of the last three fiscal years of our Chief Executive Officer and the four other most highly compensated executive officers of Staples during the fiscal year ended January 31, 2004 (the “Senior Executives”).

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (1)	Other Annual Compensation ($) (2)	Restricted Stock Awards ($) (3)	Common Stock Options (#)		All Other Compensation ($) (4)
Ronald L. Sargent	2003	1,000,000	1,354,666	—	10,502,000(5)	350,000		35,557(6)
President & Chief	2002	852,500	1,034,797	—	1,354,900(7)	375,000		35,195(6)
Executive Officer	2001	714,667	134,505	—	2,388,750(8)	1,025,000		30,198(6)

Thomas G. Stemberg (9)	2003	1,000,000	1,354,666	77,995(10)	7,870,000(11)	350,000		47,213(12)
Non-Executive Chairman &	2002	852,500	1,034,797	115,423(10)	7,363,900(13)	350,000		55,227(12)
Chairman of the Board	2001	728,533	182,198	—	1,365,000(14)	350,000		47,015(12)

John J. Mahoney	2003	544,399	442,687	—	1,172,700(15)	100,000		25,979(16)
Exec. Vice President &	2002	513,750	373,368	—	609,705(15)	100,000		29,836(16)
Chief Administrative Officer	2001	498,633	74,831	—	614,250(15)	100,000		27,579(16)

Joseph S. Vassalluzzo	2003	537,158	436,742		1,172,700(17)	100,000		17,742(18)
Vice Chairman	2002	518,333	376,741	—	609,705(17)	100,000		22,281(18)
	2001	498,633	74,831	—	614,250(17)	100,000		20,696(18)

Basil L. Anderson	2003	468,154	380,637	—	1,042,400(20)	120,000		12,399(21)
Vice Chairman	2002	470,708	410,704	183,589(19)	566,348(22)	129,000	(23)	7,619(21)
	2001	215,250	31,504	219,009(19)	720,720(24)	477,500	(25)	—

(1)	Represents amounts paid under Staples’ Executive Officer Incentive Plan for the relevant fiscal year.

(2)	In accordance with the rules of the SEC, other compensation in the form of perquisites and other personal benefits has been omitted for certain Senior Executives because the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Senior Executive for each year shown.

(3)	In March 2004, we announced that we will pay an annual cash dividend on our common stock. We will pay this dividend on the restricted stock grants reported in this column. See “Performance Accelerated Restricted Stock Awards.”

(4)	The split dollar insurance program payments represent an actuarial equivalent benefit to the Senior Executive from payment of annual premiums by us. Our matching contributions under our 401(k) and Supplemental Executive Retirement Plans are made in the form of Staples common stock that vests on an annual basis over five years and becomes fully vested for all past and future matching contributions after five years of employment with us. With the exception of Mr. Anderson, all of the Senior Executives have been employed by us for more than five years. All distributions to participants under these plans are paid in cash. See “Securities Authorized for Issuance under Equity Compensation Plans — Supplemental Executive Retirement Plan”.

(5)	Reflects an award of 100,000 shares of PARS to Mr. Sargent at a per share value of $26.06 and an award of 300,000 shares of restricted stock at a per share value of $26.32. As of January 31, 2004, these restricted shares owned by Mr. Sargent had a combined total value of $10,644,000. As of January 31, 2004, the aggregate value of the 650,000 shares of unvested restricted stock held by Mr. Sargent had a total value of $17,296,500. See “Performance Accelerated Restricted Stock Awards.”

(6)	Reflects $11,197, $15,680 and $14,898 for split dollar insurance premiums we paid in 2003, 2002 and 2001, respectively. Also reflects $24,360, $19,515 and $15,300 that we contributed on a matching basis pursuant to the terms of our 401(k) and Supplemental Executive Retirement Plans for 2003, 2002 and 2001, respectively.

(7)	Reflects an award of 100,000 shares of PARS to Mr. Sargent at a per share value of $13.549. As of January 31, 2004, these restricted shares owned by Mr. Sargent had a total value of $2,661,000. See “Performance Accelerated Restricted Stock Awards.”

(8)	Reflects an award of 175,000 shares of PARS to Mr. Sargent at a per share value of $13.65. As of January 31, 2004, these restricted shares owned by Mr. Sargent had a total value of $4,656,750. See “Performance Accelerated Restricted Stock Awards.”

(9)	During fiscal year 2003, Mr. Stemberg served as an executive officer of Staples with the title of Chairman.

(10)	Represents amounts paid in fiscal year 2003 for tax preparation for tax year 2003 and represents amounts paid in fiscal year 2002 for tax preparation for tax years 2001 and 2002.

(11)	Reflects an award of 100,000 shares of PARS to Mr. Stemberg at a per share value of $26.06 and an award of 200,000 shares of restricted stock at a per share value of $26.32. As of January 31, 2004, these restricted shares owned by Mr. Stemberg had a combined total value of $7,983,000. As of January 31, 2004, the aggregate value of the 900,000 shares of unvested restricted stock held by Mr. Stemberg had a total value of $23,949,000. See “Performance Accelerated Restricted Stock Awards.”

(12)	Reflects $25,373, $35,533 and $29,978 for split dollar insurance premiums we paid in 2003, 2002 and 2001, respectively. Also reflects $21,840, $19,694 and $17,037 that we contributed on a matching basis pursuant to the terms of our 401(k) and Supplemental Executive Retirement Plans for 2003, 2002 and 2001, respectively.

(13)	Reflects an award of 300,000 shares of PARS to Mr. Stemberg at a per share value of $20.03 and an award of 100,000 shares of PARS to Mr. Stemberg at a per share value of $13.549. As of January 31, 2004, these restricted shares owned by Mr. Stemberg had a combined total value of $10,644,000. See “Performance Accelerated Restricted Stock Awards.”

(14)	Reflects an award of 100,000 shares of PARS to Mr. Stemberg at a per share value of $13.65. As of January 31, 2004, these restricted shares owned by Mr. Stemberg had a total value of $2,661,000. See “Performance Accelerated Restricted Stock Awards.”

(15)	Reflects an award of 45,000 shares of PARS to Mr. Mahoney in each year at a per share value of $26.06 for the 2003 grant, $13.549 for the 2002 grant, $13.65 for the 2001 grant. As of January 31, 2004, each year’s grant had a total value of $1,197,450. As of January 31, 2004, the aggregate value of the 180,000 shares of unvested restricted stock held by Mr. Mahoney had a total value of $4,789,800. See “Performance Accelerated Restricted Stock Awards.”

(16)	Reflects $11,708, $16,396 and $15,795 for split dollar insurance premiums we paid in 2003, 2002 and 2001, respectively. Also reflects $14,271, $13,440 and $11,784 that we contributed on a matching basis pursuant to the terms of our 401(k) and Supplemental Executive Retirement Plans for 2003, 2002 and 2001, respectively.

(17)	Reflects an award of 45,000 shares of PARS to Mr. Vassalluzzo in each year at a per share value of $26.06 for the 2003 grant, $13.549 for the 2002 grant and $13.65 for the 2001 grant. As of January 31, 2004, each year’s grant had a total value of $1,197,450. As of January 31, 2004, the aggregate value of the 180,000 shares of unvested restricted stock held by Mr. Vassalluzzo had a total value of $4,789,800. See “Performance Accelerated Restricted Stock Awards.”

(18)	Reflects $12,997, $18,206 and $17,750 for split dollar insurance premiums we paid in 2003, 2002 and 2001, respectively. Also reflects $4,745, $4,075 and $2,946 that we contributed on a matching basis pursuant to the terms of our 401(k) and Supplemental Executive Retirement Plans for 2003, 2002 and 2001, respectively.

(19)	Represents amounts paid in connection with Mr. Anderson’s relocation from Pennsylvania to Massachusetts.

(20)	Reflects an award of 40,000 shares of PARS to Mr. Anderson at a per share value of $26.06. As of January 31, 2004, these restricted shares owned by Mr. Anderson had a total value of $1,064,400. As of January 31, 2004, the aggregate value of the 139,800 shares of unvested restricted stock held by Mr. Anderson had a total value of $3,720,078. See “Performance Accelerated Restricted Stock Awards.”

(21)	Reflects $5,397 and $7,619 for split dollar insurance premiums we paid in 2003 and 2002, respectively. Also reflects $7,002 that we contributed on a matching basis pursuant to the terms of our 401(k) and Supplemental Executive Retirement Plans for 2003.

(22)	Reflects an award of 41,800 shares of PARS to Mr. Anderson at a per share value of $13.549. 1,800 of these shares were granted to Mr. Anderson for service as an Outside Director in fiscal year 2001 prior to becoming an executive officer of the Company. As of January 31, 2004, these restricted shares owned by Mr. Anderson had a total value of $1,112,298. See “Performance Accelerated Restricted Stock Awards.”

(23)	9,000 of these shares were granted to Mr. Anderson for service as an Outside Director in fiscal year 2001 prior to becoming an executive officer of the Company.

(24)	Reflects an award of 52,800 shares of PARS to Mr. Anderson at a per share value of $13.65. 2,800 of these shares were granted to Mr. Anderson for service as an Outside Director in fiscal year 2000. As of January 31, 2004, these restricted shares owned by Mr. Anderson had a total value of $1,405,008. See “Performance Accelerated Restricted Stock Awards.”

(25)	15,000 of these shares were granted to Mr. Anderson for service as an Outside Director in fiscal year 2000.

Performance Accelerated Restricted Stock (“PARS”) Awards

In order to maintain our high risk-high reward philosophy, the Compensation Committee adopted, as part of the Amended and Restated 1992 Equity Incentive Plan, a PARS plan (the “Plan”) for certain key executives. Under the Plan, shares of Staples common stock are granted to executives in consideration for services. The shares are “restricted” in that they may not be sold or transferred by the executive, other than for limited estate planning purposes, until they “vest.” PARS vest after five years subject to accelerated vesting in years two, three or four if we achieve certain compound annual earnings per share growth. Our PARS issued in fiscal 2003 will vest in full in April 2008, subject to full acceleration upon achievement of certain pre-determined earnings growth targets over the 2004 to 2006 fiscal years. Our PARS issued in fiscal 2002 vest in full in May 2004 as a result of us achieving our earnings target for fiscal 2003. Our PARS that were issued in fiscal 2001 vested in full in May 2003 as a result of us achieving our earnings target for fiscal 2002. Our PARS that were issued in fiscal 1999 vested in full in February 2004. Earnings growth targets are determined by the Compensation Committee each year for grants under the Plan. Once the PARS have vested, they become “unrestricted” and may be freely sold or transferred. The PARS are forfeited if the executive’s employment with us terminates prior to vesting except in extraordinary circumstances which include, without limitation, death or disability of the executive; a merger, consolidation, sale, reorganization or change in control of the Company; or any other nonrecurring significant event affecting us, the executive or the Plan.

Option Grants

The following table sets forth certain information concerning grants of stock options during the fiscal year ended January 31, 2004 for each of the Senior Executives.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants				Grant Date Value
Name	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price per Share (2)	Expiration Date	Grant Date Present Value (3)
Ronald L. Sargent	350,000	3.61%	$18.35	7/01/2013	$2,604,000
Thomas G. Stemberg	350,000	3.61%	$18.35	7/01/2013	$2,604,000
John J. Mahoney	100,000	1.03%	$18.35	7/01/2013	$744,000
Joseph S. Vassalluzzo	100,000	1.03%	$18.35	7/01/2013	$744,000
Basil L. Anderson	120,000	1.24%	$18.35	7/01/2013	$892,800

(1)	Each of the options granted vests over a four-year period as follows: 25% of such shares will vest one year after the date of grant (July 1, 2003) and the remaining 75% of such shares will vest in equal monthly installments (2.083% per month) over the following 36 months, provided that the optionee continues to be employed by us on such dates. The exercisability of the options is accelerated under certain circumstances. See “Employment Contracts, Termination of Employment and Change-in-Control Agreements with Senior Executives.”

(2)	The exercise price is equal to the fair market value per share of Staples common stock on the date of grant.

(3)	The estimated present values at grant date have been calculated using a Black-Scholes option pricing model, based upon the following assumptions: a five-year expected life of option; a dividend yield of 0.0%; expected volatility of 43%; and a risk-free interest rate of 2.514%, representing the interest rate on a U.S. Government zero-coupon bond on the date of grant, with a maturity corresponding to the expected life of the option.

Option Exercises and Holdings

The following table sets forth certain information concerning the exercise of stock options during the fiscal year ended January 31, 2004 by each of the Senior Executives and the number and value of unexercised options held by each of the Senior Executives on January 31, 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

Name	Number of Shares of Common Stock Acquired On Exercise		Value Realized (1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End Exercisable/Unexercisable	Value of Unexercised In-The-Money Options at Fiscal Year-End (2) Exercisable/Unexercisable
Ronald L. Sargent	257,813		$4,787,286	3,439,009/1,130,991	$30,025,500/$10,861,948
Thomas G. Stemberg	982,002	(3)	$9,274,180	3,769,167/209,375	$26,504,036/$2,482,867
John J. Mahoney	156,898		$2,484,383	1,371,742/241,772	$13,287,062/$2,432,643
Joseph S. Vassalluzzo	300,000		$4,833,058	1,206,012/255,314	$10,931,867/$2,595,269
Basil L. Anderson	0		$0	378,416/405,084	$4,756,483/$4,566,182

(1)	Represents the difference between the exercise price and the fair market value of the Staples common stock on the date of exercise.

(2)	Based on the fair market value of Staples common stock on January 31, 2004 ($26.61 per share), less the option exercise price.

(3)	710,000 of these shares were acquired as a result of exercising options through a Rule 10b5-1(c) plan.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information about the securities authorized for issuance under our equity compensation plans as of January 31, 2004. Our equity compensation plans consist of the 1987 Stock Option Plan, the Amended and Restated 1990 Director Stock Option Plan, the Amended and Restated 1992 Equity Incentive Plan, the 1998 Employee Stock Purchase Plan, the International Employee Stock Purchase Plan, the 1997 United Kingdom Company Share Option Plan, the 1997 United Kingdom Savings Related Share Option Plan and the Supplemental Executive Retirement Plan.

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))(1) (c)
Equity compensation plans approved by securityholders	49,400,066	(2)	$17.22	7,298,510	(3)
Equity compensation plans not approved by securityholders	562,511	(4)	$18.27	1,419,740	(5)
Total	50,525,088			8,718,250

(1)	In addition to being available for future issuance upon exercise of options that may be granted after January 31, 2004, 1,367,731 shares under the Amended and Restated 1992 Equity Incentive Plan may instead be issued in the form of restricted stock, including PARS, and 455,889 shares under the Amended and Restated 1990 Director Stock Option Plan may instead be issued in the form of restricted stock, including restricted stock deferred units.

(2)	Issued pursuant to our 1987 Stock Option Plan, Amended and Restated 1990 Director Stock Option Plan, and Amended and Restated 1992 Equity Incentive Plan.

(3)	Includes 2,384,554 shares issuable under our 1998 Employee Stock Purchase Plan, of which 351,136 shares are issuable in connection with the current offering period that ends on June 25, 2004, assuming that our associates enroll to the same extent they did during the offering period that ended on December 26, 2003 and based on a fair market value of $26.78 per share for Staples common stock on January 2, 2004 (the first business day of the current offering period). In the event the fair market value of Staples common stock is less than $26.78 per share on June 25, 2004, additional shares will be issued by us.

(4)	Issued pursuant to our 1997 United Kingdom Company Share Option Plan.

(5)	Includes 1,104,613 shares issuable under our 1997 United Kingdom Savings Related Share Option Plan, of which 56,247 shares are issuable in connection with the current outstanding options assuming associates elect to use all of their savings under that Plan to purchase Staples common stock. Includes 111,174 shares issuable under our International Employee Stock Purchase Plan, of which 14,757 shares are issuable in connection with the current offering period that ends on June 25, 2004, assuming that our associates enroll to the same extent they did during the offering period that ended on December 26, 2003 and based on a fair market value of $26.78 per share for Staples common stock on January 2, 2004 (the first business day of the current offering period). In the event the fair market value of Staples common stock is less than $26.78 per share on June 25, 2004, additional shares will be issued by us.

At the end of fiscal year 2003, we had in effect the following equity compensation plans that did not require stockholder approval:

1997 United Kingdom Company Share Option Plan

In August 1997, the Board of Directors adopted the 1997 United Kingdom Company Share Option Plan (the “UK Option Plan”), pursuant to which stock options for up to 1,125,000 shares of Staples common stock may be granted to our associates and our subsidiaries’ associates, other than executive officers and directors. We use the UK Option Plan to compensate associates working in our United Kingdom businesses. Associates working in our United Kingdom businesses are also eligible to receive options under our stockholder-approved Amended and Restated 1992 Equity Incentive Plan. In the event our stockholders approve the 2004 Stock Incentive Plan at the Annual Meeting, we will no longer issue equity out of the UK Option Plan. We filed the UK Option Plan with the SEC as an exhibit to our Annual Report on Form 10-K for the fiscal year ended January 31, 1998.

The UK Option Plan was designed to be approved by the United Kingdom’s Department of Inland Revenue so that associates could avoid income tax on the difference between the exercise price of the option and fair market value of Staples common stock at the option’s exercise date. The Department of Inland Revenue approved the UK Option Plan on January 29, 1998. Participants in the UK Option Plan may be granted, in the aggregate over the life of the UK Option Plan, up to 30,000 British pounds of tax-advantaged options. Eligible associates may receive additional non-tax advantaged options under the UK Option Plan.

The UK Option Plan is administered by our Board of Directors. The Board of Directors is authorized to adopt, amend and repeal the administrative rules, guidelines and practices relating to the UK Option Plan and to interpret the provisions of the UK Option Plan. The Board of Directors may amend, suspend or terminate the UK Option Plan at any time. The Board of Directors has delegated to the Compensation Committee authority to administer certain aspects of the UK Option Plan.

The Board of Directors or the Compensation Committee selects the recipients of options under the UK Option Plan and determines (i) the number of shares of Staples common stock covered by such options, (ii) the dates upon which such options become exercisable (which is typically 25% on the first anniversary of the date of grant and 2.083% monthly thereafter (iii) the exercise price of options (which may not be less than the fair market value of Staples common stock on the date of grant), and (iv) the duration of the options (which may not exceed 10 years). With respect to options granted within the 30,000 British pound limit, preferential tax treatment generally may only be obtained on the exercise of the option if the option is exercised after the third and before the tenth anniversary of the date of grant and more than three years after the previous exercise of an option which has received preferential tax treatment.

If any option granted under the UK Option Plan expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such option will again be available for grant under the plan. No option may be granted under the UK Option Plan after August 25, 2007, but awards previously granted may extend beyond that date.

Our Board of Directors is required to make appropriate adjustments in connection with the UK Option Plan and any outstanding options under the UK Option Plan to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The UK Option Plan also contains provisions relating to the disposition of options in the event of a merger, consolidation, sale of all or substantially all of the assets, or liquidation of the Company.

As of January 31, 2004, approximately 185 associates were eligible to participate in the UK Option Plan.

1997 United Kingdom Savings Related Share Option Plan

In August 1997, the Board of Directors adopted the 1997 United Kingdom Savings Related Share Option Plan (the “UK Savings Plan”), pursuant to which an aggregate of 1,125,000 shares of common stock may be issued to eligible United Kingdom associates of the Company and its subsidiaries. The UK Savings Plan is designed to encourage eligible associates to save money and purchase shares of Staples common stock at a discounted price. We filed the UK Savings Plan with the SEC as an exhibit to our Annual Report on Form 10-K for the fiscal year ended February 1, 2003.

Each associate of our United Kingdom businesses, including an officer or director who is also an associate, is eligible to participate in the UK Savings Plan, provided he or she (i) has been employed by us or any eligible subsidiary for at least 90 continuous days on the invitation date, and (ii) is designated by the Board of Directors as an eligible associate.

The UK Savings Plan, which is implemented through invitations, provides eligible United Kingdom associates with the opportunity to make monthly deductions from their pay of between 5 British pounds and 250 British pounds over a three-year period for investment in an interest bearing tax-free account. The associates’ savings are used to purchase options to purchase common stock at a discounted price equal to 15% less than the fair market value of Staples common stock on the invitation date. At the end of the three-year period, associates have six months to decide whether to withdraw their savings and guaranteed bonus in cash, purchase Staples common stock at the discounted price, or buy some common stock at the discounted price and keep some of the cash accumulation.

The UK Savings Plan is administered by our Board of Directors and the Compensation Committee of the Board of Directors. The Board of Directors and the Compensation Committee have the authority to make rules and regulations for the administration of the UK Savings Plan. Pursuant to the terms of the UK Savings Plan, the Board of Directors has appointed the Compensation Committee to administer certain aspects of the UK Savings Plan. The Board of Directors may at any time amend or terminate the UK Savings Plan as long as the amendment or termination does not prejudice the rights of any participant without the prior consent of such participant. The UK Savings Plan contains provisions relating to the disposition of options in the event of change in control, reconstruction and winding up of the Company.

As of January 31, 2004, approximately 2,400 associates were eligible to participate in the UK Savings Plan, under which options cannot be granted after August 2007. The purchase of shares under the UK Savings Plan is discretionary, and we cannot now determine the number of shares to be purchased in the future by any particular person or group.

International Employee Stock Purchase Plan

In March 2000, the Board of Directors adopted the International Employee Stock Purchase Plan (the “Existing IESPP”), pursuant to which an aggregate of 250,000 shares of Staples common stock may be issued to eligible associates of any non-U.S., non-Canadian subsidiary and any other subsidiary designated by the Board of Directors or the Compensation Committee (each, a “Qualified Subsidiary”). The Existing IESPP, which is implemented through offerings, each approximately six months in length (the Board of Directors may specify a shorter period, or a longer period of twelve months or less), provides eligible associates with the opportunity to purchase shares of Staples common stock at a discounted price. As described in Proposal 4 earlier in this proxy statement, we have asked our stockholders to approve the Amended and Restated International Employee Stock Purchase Plan to, among other things, increase the total number of shares of Staples common stock that may be issued under the plan from 250,000 shares to 850,000 shares. We filed the Existing IESPP with the SEC as an exhibit to our Annual Report on Form 10-K for the fiscal year ended February 1, 2003.

Each associate of a Qualified Subsidiary, including a director who is also an associate, is eligible to participate in the Existing IESPP, provided he or she (i) is employed by any Qualified Subsidiary on the applicable offering commencement date, and (ii) has been employed by us or any Qualified Subsidiary for at least three months prior to enrolling in the Existing IESPP. An associate may elect to have up to a maximum of 10% withheld from his or her annual base pay for purposes of purchasing shares under the Existing IESPP, subject to certain limitations on the maximum number of shares that may be purchased. The price at which shares may be purchased during each offering will be the lower of (i) 85% of the fair market value of Staples common stock on the date that the offering commences or (ii) 85% of the fair market value of Staples common stock on the date that the offering terminates.

The Existing IESPP is administered by the Board of Directors of the Company and the Compensation Committee of the Board of Directors. The Board of Directors and the Compensation Committee have the authority to make rules and regulations for the administration of the Existing IESPP. Pursuant to the terms of the Existing IESPP, the Board of Directors has appointed the Compensation Committee to administer certain aspects of the Existing IESPP. The Board of Directors may at any time terminate or amend the Existing IESPP. The Existing IESPP contains provisions relating to the disposition of options in the event of certain mergers, acquisitions and other extraordinary corporate transactions involving the Company.

As of January 31, 2004, approximately 4,533 associates were eligible to participate in the Existing IESPP. The purchase of shares under the Existing IESPP is discretionary, and we cannot now determine the number of shares to be purchased in the future by any particular person or group.

Supplemental Executive Retirement Plan

In August 1997, the Board of Directors adopted the Supplemental Executive Retirement Plan (as amended and restated the, “SERP”) to complement our 401(k) Plan. The SERP permits key executives to save for their retirement beyond what they would have been restricted to under the 401(k) Plan. Under the SERP, we may issue up to 225,000 shares of Staples common stock.

Investment elections for the SERP are substantially similar to the investment elections available under the 401(k) Plan. We match 25% of the first 6% of pay that eligible associates contribute to the combined 401(k) Plan and SERP. We may also make an additional discretionary matching contribution to the 401(k) Plan and SERP based on an associate’s contributions to the SERP. Our matching contributions are made in the form of Staples common stock and vest ratably based on length of service so that they vest on an annual basis over five years, with all future matching contributions being 100% vested after five years of service. All distributions to SERP participants are paid in cash.

The SERP is administered by the Committee on Employee Benefit Plans. This committee has the general authority to control and manage the operation and administration of the SERP, and the committee’s powers and duties include the ability to adopt the rules and regulations necessary for the performance of its duties under the SERP, to decide all questions arising under the SERP, and to amend, suspend or terminate the SERP at any time.

As of January 31, 2004, approximately 411 associates were eligible to participate in the SERP.

Employment, Termination of Employment and Change-in-Control Agreements with Senior Executives

We have entered into Severance Benefit Agreements (the “Severance Agreements”) with each of Messrs. Anderson, Mahoney, Sargent and Vassalluzzo. Under the Severance Agreements, following termination of employment by us without cause (or “constructive discharge” as provided in the Severance Agreements), Mr. Sargent would be entitled to continuation of salary and other benefits for 18 months and Messrs. Anderson, Mahoney and Vassalluzzo would be entitled to continuation of salary and other benefits for 12 months. Each executive named above would receive such benefits for an additional period of six months if such termination occurred within two years following a “change in control” of Staples (as defined in the Severance Agreements). A change in control of Staples would also result in a partial acceleration of the exercisability of outstanding options held by the executives named above (and all of our associates), and a discharge without cause (or resignation for good reason) within one year after a change in control results in the acceleration in full of all options and PARS held by the executives (and all of our associates). In the event Mr. Mahoney is terminated without cause within one year after a change of control, we have guaranteed him that the sum of all severance payments to be paid to him plus the total gain realized and realizable upon the sale and/or exercise of his PARS and/or options would equal at least $2,000,000.

Effective as of February 3, 2002, we entered into an employment agreement with Mr. Stemberg, pursuant to which Mr. Stemberg agreed to remain with us on a full-time basis as an executive officer with the title of Chairman for an initial period of up to two years, and thereafter would assume, for an additional two-year period beginning on February 1, 2004 and ending on February 1, 2006, a part-time position as a non-executive officer with the title of Non-Executive Chairman. We amended this agreement on January 26, 2004, and the employment agreement, as amended, is described below.

Under the agreement, as amended, Mr. Stemberg agreed not to compete with us until February 1, 2010. We agreed to: (1) pay Mr. Stemberg an annual salary and bonus at a level equal to that paid to the Chief Executive Officer during the first two years and at a level equal to 75% of that paid to the Chief Executive Officer during the following two years, and (2) during years five and six, pay Mr. Stemberg an annual amount equal to his base salary at the end of the first four years and the average of the three most recent annual bonuses paid to him.

During fiscal years 2002 and 2003, we granted stock incentive awards to Mr. Stemberg at a level equal to those granted to our Chief Executive Officer, with (1) such options scheduled to vest by the earlier of a change in control (as defined in the agreement) or the end of fiscal year 2005, (2) the 100,000 PARS granted in October 2002 to vest upon the earlier of (a) a change in control of Staples or (b) February 1, 2005 (with respect to 34,000 PARS) and February 1, 2006 (with respect to the remaining 66,000 PARS), and (3) the 100,000 PARS awarded in December 2003 to vest upon the earlier of a change in control of Staples or February 1, 2006. In 2002, we also granted to Mr. Stemberg an incentive award consisting of 300,000 shares of restricted common stock, of which 167,000 shares vested on March 1, 2004 and the remaining 133,000 shares will vest upon the earlier of a change in control or February 1, 2005. In addition, we agreed to grant him (1) 200,000 shares of restricted common stock on January 26, 2004, 75,000 shares of restricted common stock on December 15, 2004 and 75,000 shares of restricted common stock on December 15, 2005, with such shares vesting on the earlier of a change in control or February 1, 2006, (2) options for 262,500 shares of common stock on July 1, 2004 to vest on the earlier of January 17, 2005 or a change in control of Staples and (3) options for 262,500 shares of common stock on July 1, 2005 to vest on the earlier of February 1, 2006 or a change in control of Staples.

Compensation Committee Report on Executive Compensation

Our executive compensation program is administered by the Compensation Committee which during fiscal year 2003 was composed of Messrs. Trust, Blank and Currie. Our executive compensation program is designed to retain and reward executives who are responsible for leading us in achieving our business objectives. All decisions by the Committee relating to the compensation of our executive officers are reviewed and ratified by the full Board. In 2002 and 2003, the Committee retained a national compensation consulting firm, reporting to the Committee, to provide advice to the Committee. This report is submitted by the Committee and addresses our compensation policies for fiscal 2003 and thereafter as they affected the Chief Executive Officer and our other executive officers.

Compensation Philosophy

The objectives of the executive compensation program are to (i) align compensation with business objectives, individual performance and the interests of Staples’ stockholders, (ii) motivate and reward high levels of performance, (iii) recognize and reward the achievement of Company and/or business unit goals, and (iv) enable Staples to attract, retain and reward executive officers who contribute to the long-term success of Staples.

The Committee’s executive compensation philosophy is that a significant portion of executive compensation should be tied directly to the performance of Staples as a whole. Our compensation philosophy reflects our practice of leveraging equity and aligning executive compensation with the interests of our stockholders. Accordingly, more emphasis is placed on Total Direct Compensation (base salary, cash bonus and long-term stock incentives) instead of each of the separate components. The executive compensation philosophy is as follows:

•	Base salary and cash bonuses are targeted at the median of the market.

•	Total Direct Compensation is highly leveraged with equity and is targeted to deliver above the median of the market, based on performance.

Status of the Executive Compensation Program

The Committee targeted Total Direct Compensation (base salary, cash bonus and long-term stock incentives) to fall above the median relative to the pay practices of a peer group of publicly traded companies in the retail industry (including companies in the Standard & Poor’s Retail Composite Index contained in the stock performance graph contained in this Proxy Statement). The Committee seeks to provide its executives with “at risk” opportunities for compensation in addition to base salary through performance-based cash bonuses, stock options and Performance Accelerated Restricted Stock (“PARS”). The Committee also believes that bonus awards tied to achievement of pre-approved performance goals serve as an influential motivator to its executives and help to align the executives’ interests with those of the stockholders of Staples. The Committee also continues to believe that a substantial portion of the compensation of Staples’ executives should be linked through Staples’ stock option and PARS program to the success of Staples’ stock in the marketplace. Stock options and PARS further align the interests of management and stockholders, build stockholder wealth and assist in the retention of valued executives. Accordingly, Total Direct Compensation of executive officers is highly leveraged with equity comprising up to 80% of targeted Total Direct Compensation.

•	Base Salaries: Base salaries for the executive officers are generally at the median of comparable positions in the retail peer group.

•	Cash Bonus: Each of Staples’ executive officers was eligible to participate in Staples’ Executive Officer Incentive Plan in fiscal 2003 (the “Bonus Plan”). The Bonus Plan provided for the payment of a range of cash bonuses to executive officers based on pre-established objectives relating to company-wide earnings per share, return on net assets, and customer service goals. For an executive officer to be eligible to receive any cash bonus under the plan, a minimum earnings per share threshold had to be achieved. In addition, the return on net assets and customer service criteria had minimum levels that had to be achieved before any payment related to these specific criteria could be made.

The earnings per share, return on net assets and customer service goals for the Bonus Plan were determined by the Committee at the beginning of fiscal 2003. The Committee established target bonus payouts for executives in an attempt to bring the cash portion of total annual compensation (base salary plus target bonus) to approximately the median of the cash compensation paid to the retail peer group.

For fiscal 2003, Staples exceeded the 100% target for earnings per share, return on net assets and customer service.

•	Long-Term Stock Incentives: Long-term stock incentives are provided in the form of stock options and PARS. In addition to base salary and bonuses, Staples’ executives are annually granted performance-based long-term incentives represented by stock options and PARS. The intent of these awards is to further encourage retention and promote identity of interest with Staples’ stockholders. The Committee also considers the fact that in the business environment in which Staples competes for executives, stock options are an important part of executive compensation. PARS in particular are intended to maintain Staples high risk/high reward philosophy. The continued future success of Staples is dependent on its ability to attract and retain key executives. Accordingly, the Committee considers data about the level of stock options and restricted stock awarded in companies in its competitive business group and in the competitive labor market in which Staples competes for executive talent.

Annual stock option and PARS awards were made to executive officers in July 2003 and December 2003, respectively, the same time that stock option and PARS awards were made to all other eligible associates. In granting these options and PARS, the Committee considered the contributions and area of responsibility of each executive. The options and PARS vest on the same terms as options and PARS granted to other eligible associates.

Mr. Sargent, Staples’ Chief Executive Officer, is eligible to participate in the same executive compensation program available to other Staples executives, and his Total Direct Compensation, including compensation derived from the bonus plan and the stock option/PARS program, was set by the Committee in accordance with the same criteria. Mr. Sargent’s annual salary was increased in January 2003 from $730,000 to $1,000,000 in line with the median base salaries of chief executive officers in the retail peer group. As a result of the Company exceeding its targets under the Bonus Plan, Mr. Sargent was paid a bonus of $1,354,666 in fiscal 2003, placing his total cash compensation for that year above the median of the retail peer group. In fiscal 2003, the Committee granted Mr. Sargent options to purchase 350,000 shares of Staples common stock and 100,000 PARS under the options/PARS program. These grants were valued and based on the same factors the Committee considered in establishing the size of other executive stock option grants and PARS awards. Using the Black-Scholes valuation for options, Total Direct Compensation paid by the Company to Mr. Sargent in fiscal 2003 placed him above the median of the retail peer group. In January 2004, the Committee approved a restricted stock grant of 300,000 shares to Mr. Sargent, which will vest fully in January 2007. In awarding this grant, it was the Committee’s intention to recognize Mr. Sargent’s contributions to the Company since assuming the role of Chief Executive Officer and to increase the retentive value of his equity compensation.

Tax Considerations

Under Section 162(m) of the Internal Revenue Code of 1986, as amended, certain executive compensation in excess of $1 million paid to a public company’s chief executive officer and four other most highly-paid executives is not deductible for federal income tax purposes unless the executive compensation is awarded under a performance-based plan approved by the stockholders. The Committee intends to structure the bonus plan for executive officers to comply with Section 162(m) and has previously adopted such a performance based plan, the Executive Officer Incentive Plan, which was approved by stockholders at the 2003 Annual Stockholders Meeting.

The Company’s stock option plans are performance based and, accordingly, are intended to comply with the exceptions to the limitations under Section 162(m). Finally, while the Company’s PARS program has a significant performance component, it cannot be qualified under Section 162(m) without compromising valuable executive incentives which the Committee believes outweigh any tax benefit to the Company.

Compensation Committee:

Martin Trust, Chairman
Arthur M. Blank
Richard J. Currie

Compensation Committee Interlocks and Insider Participation

The Compensation Committee was entirely comprised of independent Directors during fiscal year 2003. Messrs. Blank, Currie and Trust served on the Compensation Committee for the entire fiscal year ended January 31, 2004 and were the only members of the Compensation Committee during fiscal 2003. None of our executive officers has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served as a Director or member of our Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on our review of copies of reports filed by the Directors and the executive officers required to file such reports pursuant to Section 16(a) under the Securities and Exchange Act of 1934, we believe that all of our Directors and executive officers complied with the reporting requirements of Section 16(a) of the Securities and Exchange Act of 1934, with the following exceptions: the exercise and sale of 2,500 shares on March 31, 2003 pursuant to Ms. Burton’s Rule 10b5-1(c) Plan, which were reported on April 7, 2003; the exercise and sale of 50,000 shares on April 1, 2003 pursuant to Mr. Stemberg’s Rule 10b5-1(c) Plan, which were reported on April 7, 2003; the sales on May 12, 2003 to Staples of 8,950 shares by Mr. Doody, 15,187 shares by Mr. Mahoney, 59,062 shares by Mr. Sargent, 1,687 shares by Mr. VanWoerkom and 15,187 shares by Mr. Vassalluzzo, in each case, to satisfy the withholding tax liability associated with the vesting of the fiscal 2001 PARS, all of which sales were reported on June 6, 2003; the sale on May 12, 2003 to Staples of 33,750 shares by Mr. Stemberg to satisfy the withholding tax liability associated with the vesting of the fiscal 2001 PARS, which was reported on June 9, 2003; the grants on July 1, 2003 of 120,000 shares to Mr. Anderson, 50,000 shares to Mr. Doody, 100,000 shares to Mr. Mahoney, 12,000 shares to Mr. Nachbor, 50,000 shares to Mr. Parneros, 20,000 shares to Mr. VanWoerkom and 100,000 shares to Mr. Vassalluzzo, all of which were reported on July 25, 2003; the grants on July 1, 2003 of 350,000 shares each to Messrs. Sargent and Stemberg, which were reported on July 24, 2003; the purchases of 750 shares by Mr. Trust and 975 shares by the Trust Family Foundation on September 19, 2003, which were reported on October 27, 2003; and the transfer of 17,083 shares from the Diane Trust 2003 Irrevocable Trust to Diane Trust on January 29, 2004, which was reported on February 10, 2004.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on Staples common stock between January 30, 1999 and January 31, 2004 (the end of fiscal 2003) with the cumulative total return of (1) Standard & Poor’s 500 Composite Index and (2) the Standard & Poor’s 500 Retailing Index, which was formerly called the Standard & Poor’s Retail Store Composite Index. This graph assumes the investment of $100.00 on January 30, 1999 in Staples common stock, the Standard & Poor’s 500 Composite Index and the Standard & Poor’s 500 Retailing Index, and assumes dividends are reinvested. Measurement points are January 29, 2000, February 3, 2001, February 2, 2002, February 1, 2003 and January 31, 2004 (Staples’ last five fiscal year ends).

	30-Jan-99	29-Jan-00	03-Feb-01	02-Feb-02	01-Feb-03	31-Jan-04
SPLS	$100.00	$75.10	$56.76	$62.63	$59.97	$92.94
S&P 500 Retailing Index	$100.00	$98.33	$103.43	$105.94	$28.77	$42.68
S&P 500 Composite Index	$100.00	$106.29	$105.46	$87.70	$66.87	$88.39

STAPLES, INC.

2004 STOCK INCENTIVE PLAN

1.	Purpose

     The purpose of this 2004 Stock Incentive Plan (the “Plan”) of Staples, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”), and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

     The Plan is designed to replace the Company’s Amended and Restated 1992 Equity Incentive Plan (the “1992 Plan”), the Company’s Amended and Restated 1990 Director Stock Option Plan (the “1990 Plan”) and the Company’s 1997 United Kingdom Company Share Option Plan (the “UK Plan”). Upon the approval of the Plan by the Company’s stockholders, no further awards may be made under the 1990 Plan, the 1992 Plan or the UK Plan.

2.	Eligibility

     All of the Company’s employees, officers, directors, consultants, advisors, and other service providers (including persons who have entered into an agreement with the Company under which they will be employed by the Company in the future) are eligible to be granted options, restricted stock, restricted stock units, stock appreciation rights or other stock-based awards (each, an “Award”) under the Plan. Each person who has been granted an Award under the Plan shall be deemed a “Participant”.

3.	Administration and Delegation

     (a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

     (b)   Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

     (c)   Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant Awards to himself or herself.

4.	Stock Available for Awards

     (a)   Number of Shares.

     (1)   Subject to adjustment under Section 9, Awards may be made under the Plan for up to 23,000,000 shares of common stock, $.0006 par value per share, of the Company (the “Common Stock”). If any Award expires, is terminated, surrendered or canceled without having been fully exercised, is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), or results in any Common Stock not being issued (including without limitation, when an Award is settled for cash), then in each such case the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock tendered to the Company by a Participant to exercise an Award (either by actual delivery or by attestation) shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code.

     (2)   In addition, if any option or restricted stock award granted under the 1992 Plan expires, is terminated, surrendered or canceled without having been fully exercised, is forfeited in whole or in part (including as the result of shares of Common Stock subject to such restricted stock award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), or results in any Common Stock not being issued because (i) the option or restricted stock award is settled for cash or (ii) shares are used to satisfy the exercise price or a tax withholding obligation, then in each such case the unused Common Stock covered by such option or restricted stock award shall be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options, to any limitations under the Code and further provided that the aggregate number of shares of Common Stock available for grant of Awards pursuant to this sentence shall not exceed 45,000,000. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b)   Sub-limits. Subject to adjustment under Section 9, the following sub-limits on the number of shares of Common Stock subject to Awards shall apply:

     (1)   Section 162(m) Per-Participant Limit. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan in any calendar year shall be 2,300,000. The per-Participant limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the Code (“Section 162(m)”).

     (2)   Limit on Awards other than Options and SARs. The maximum number of shares with respect to which Awards other than Options and SARs may be granted shall be one-half of the total number of shares of Common Stock covered by the Plan (including any shares that may become available under this Plan pursuant to Section 4(a)(2) hereof).

     (3)   Limits on Awards to Directors. The maximum number of shares with respect to which Awards may be granted during the term of the Plan to directors who are not employees of the Company shall be 1,150,000 and the maximum number of shares of Common stock with respect to which Awards may be granted in any calendar year to any director who is not an employee of the Company shall be 100,000.

5.	Stock Options

     (a)   General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.

     (b)   Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Staples, Inc., any of Staples, Inc.‘s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option.

     (c)   Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement; provided, however, that the exercise price shall be not less than 100% of the fair market value (the “Fair Market Value”) of the Common Stock, as determined by the Board, at the time the Option is granted.

     (d)   No Reload Rights. Options granted under this Plan shall not contain any provision entitling the optionee to the automatic grant of additional Options in connection with any exercise of the original Option.

     (e)   No Repricing. Unless such action is approved by the Company’s stockholders: (i) no outstanding Option granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option (other than adjustments pursuant to Section 9), and (ii) the Board may not cancel any outstanding Option and grant in substitution therefor new Options under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled Option.

     (f)   Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement provided, however, that no Option will be granted for a term in excess of 10 years.

     (g)   Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Company, together with payment in full as specified in Section 5(h) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company following exercise either as soon as practicable or, to the extent permitted by the Company in its sole discretion, on a deferred basis (with the Company’s obligation to be evidenced by an instrument providing for future delivery of the deferred shares at the time or times specified by the Board).

     (h)   Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

               (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to promptly pay to the Company the exercise price and any required tax withholding;

               (3) if provided for in the option agreement or approved by the Company, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion, and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

               (4) if provided for in the option agreement or approved by the Company, in its sole discretion, by (i) delivery of a promissory note of the Participant (other than Participants who are directors or executive officers (or equivalent thereof)) to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

               (5) by any combination of the above permitted forms of payment.

     (i) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted pursuant to this Section 5(i) on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

     (j) Amendment of Options. Subject to the provisions of Section 10(f), the Board may amend an Option to convert it into a Stock Appreciation Right.

6.	Stock Appreciation Rights

     (a) Nature of Stock Appreciation Rights. A Stock Appreciation Right, or SAR, is an Award entitling the holder on exercise to receive an amount in cash or Common Stock or a combination thereof (such form to be determined by the Board) determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. SARs may be based solely on appreciation in the fair market value of Common Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Board.

     (b) Grant of Stock Appreciation Rights. Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan.

               (1) Rules Applicable to Tandem Awards. When Stock Appreciation Rights are granted in tandem with Options, (a) the Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with an Acquisition Event or a Change in Control Event) and will be exercisable in accordance with the procedure required for exercise of the related Option; (b) the Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with an Acquisition Event or a Change in Control Event and except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right; (c) the Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right; and (d) the Stock Appreciation Right will be transferable only with the related Option.

               (2) Exercise of Independent Stock Appreciation Rights. A Stock Appreciation Right not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which all or any part of the Right may be exercised.

     (c) Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Company.

7.	Restricted Stock; Restricted Stock Units

     (a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock to be delivered in the future (“Restricted Stock Units”) subject to such terms and conditions on the delivery of the shares of Common Stock as the Board shall determine (each Award for Restricted Stock or Restricted Stock Units, a “Restricted Stock Award”). The Board may also permit an exchange of unvested shares of Common Stock that have already been delivered to a Participant for an instrument evidencing the right to future delivery of Common Stock at such time or times, and on such conditions, as the Board shall specify.

     (b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

     (c) Limitations on Vesting.

               (1) Restricted Stock Awards that vest based on the passage of time alone shall be zero percent vested prior to the first anniversary of the date of grant, no more than 33-1/3% vested after the said first anniversary of the date of grant and before the second anniversary of the date of grant, and no more than 66-2/3% vested after the second anniversary of the date of grant and before the third anniversary of the date of grant. Restricted Stock Awards that vest based on performance alone shall not vest earlier than the first anniversary of the date of grant. Restricted Stock Awards that vest upon the passage of time and provide for accelerated vesting based on performance shall not vest earlier than the first anniversary of the date of grant. Notwithstanding the preceding provisions of this Section 7(c)(1), the Board may grant Restricted Stock Awards that are not subject to any limitations on vesting with respect to up to 5% of the total number of shares of Common Stock covered by the Plan (excluding any shares that may become available under this Plan pursuant to Section 4(a)(2) hereof).

               (2) Notwithstanding any other provision of this Plan, the Board may, in its discretion, either at the time a Restricted Stock Award is made or at any time thereafter, waive its right to repurchase shares of Common Stock (or waive the forfeiture thereof) or remove or modify any part or all of the restrictions applicable to the Restricted Stock Award, provided that the Board may only exercise such rights in extraordinary circumstances which shall include, without limitation, death or disability of the Participant; estate planning needs of the Participant; a merger, consolidation, sale, reorganization, recapitalization, or change in control of the

Company; or any other nonrecurring significant event affecting the Company, a Participant or the Plan.

8.	Other Stock-Based Awards

     Other Awards of shares of Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, including without limitation rights to purchase shares of Common Stock (“Other Stock Unit Awards”), may be granted hereunder to Participants. Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock Unit Awards, including any purchase price applicable thereto.

9.	Adjustments for Changes in Common Stock and Certain Other Events

     (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the sub-limits set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award and (v) the terms of each other outstanding stock-based Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 9(a) applies and Section 9(c) also applies to any event, Section 9(c) shall be applicable to such event, and this Section 9(a) shall not be applicable.

     (b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award granted under the Plan at the time of the grant.

     (c) Reorganization Events.

               (1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the outstanding shares of Common Stock are converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of all of the Common Stock for cash, securities or other property pursuant to a share exchange transaction.

               (2) Consequences of a Reorganization Event on Awards. In connection with a Reorganization Event, the Board shall take any one or more of the following actions as to all or any outstanding Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant’s unexercised Options or other unexercised Awards shall become exercisable in full and will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all such outstanding Options or other Awards, in exchange for the termination of such Options or other Awards, (iv) provide that outstanding Awards shall become exercisable or realizable, or restrictions applicable to a Restricted Stock Award or other Award shall lapse, in whole or in part, prior to or upon such Reorganization Event, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (vi) any combination of the foregoing. To the extent all or any portion of an Award becomes exercisable solely as a result of clause (ii) above, the Board may provide that upon exercise of such Award the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Award exercise price; such repurchase right (A) shall lapse at the same rate as the Award would have become exercisable under its terms and (B) shall not apply to any shares subject to the Award that were exercisable under its terms without regard to clause (ii) above.

10.	General Provisions Applicable to Awards

(a)

Transferability of Awards. Except as the Board may otherwise determine or may provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b)

Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c)

Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d)

Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator or guardian may exercise rights under the Award.

(e)

Withholding. The Company may require each Participant to pay to the Company, or make provision satisfactory to the Company for payment of, an amount sufficient to pay any taxes, social security contributions, or other similar amounts required by law to be withheld in connection with an Award to such Participant. If provided for in an Award or approved by the Company, in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that except as otherwise provided by the Board, the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(f)

Amendment of Award. Except as prohibited by Section 5(e), the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, converting an Incentive Stock Option to a Nonstatutory Stock Option and converting an Option into a SAR, provided that, in each such case, the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(g)

Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h)

Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be; provided, however, that this sentence shall apply to a Restricted Stock Award only to the extent consistent with Sections 7(c)(2) and 10(j).

(i)

Deferral. The Board may provide in an Award or in an amendment to an Award that the Participant may elect to defer the delivery of shares of Common Stock that would otherwise be delivered pursuant to such Award. The Board may establish such conditions on the Participant’s election as it deems appropriate.

(j)	Performance Conditions.

               (1) Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award or an Other Stock-Based Award is granted to a Participant who is then an officer, that such Participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee (as defined in Section 162(m) of the Code), then the Committee may provide that this Section 10(j) is applicable to such Award.

               (2) If a Restricted Stock Award or an Other Stock-Based Award is subject to this Section 10(j), then the lapsing of restrictions thereon and the distribution of Shares pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on one or more of the following measures: sales, earnings per share, return on net assets, return on equity, and customer service levels. The Committee may determine that special, one-time or extraordinary gains and/or losses or other special, one-time or extraordinary events should or should not be included or considered in the calculation of such measures. In addition, customer service target levels will be based on predetermined tests of customer service levels such as scores on blind test (“mystery”) shopping, customer comment card statistics, customer relations statistics (e.g., number of customer complaints), and delivery response levels. The Committee believes that disclosure of further detail concerning the performance criteria may be confidential commercial or business information, the disclosure of which would adversely affect the Company. Such performance goals may vary by Participant and may be different for different Awards. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

               (3) The Committee shall have the power to impose such other restrictions on Awards subject to this Section 10(j) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

11.	Miscellaneous

     (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

     (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is approved by stockholders of the Company and shall remain in full force and effect until terminated by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan is adopted or was approved by the Company’s stockholders, whichever is earlier, but Awards previously granted may extend beyond that date.

     (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment requiring the approval of the Company’s stockholders under any applicable tax requirement, including without limitation Sections 162(m) and 422 of the Code, shall become effective until such approval of the Company’s stockholders is obtained and provided further that without approval of the Company’s stockholders, no amendment may (i) increase the number of shares authorized under the Plan (other than pursuant to Section 9), (ii) materially increase the benefits provided under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) expand the types of Awards provided under the Plan or (v) make any other changes which require stockholder approval under the rules of the Nasdaq National Market, Inc. No Award shall be made that is conditioned on the approval of the Company’s stockholders of any amendment to the Plan.

     (e) Provisions for Foreign Participants. The Board may modify the terms and conditions of Awards granted to Participants who are foreign nationals or employed outside the United States, establish subplans under the Plan, or adopt such modifications or procedures as the Board may determine to be necessary or advisable to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit, accounting or other matters.

     (f) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

STAPLES, INC.

AMENDED AND RESTATED 1998 EMPLOYEE STOCK PURCHASE PLAN

     The purpose of this Plan is to provide eligible employees of Staples, Inc. (the “Company”) and certain of its subsidiaries with opportunities to purchase shares of common stock of the Company (“Staples Common Stock”), commencing on November 1, 1998. Ten million five hundred thousand (10,500,000) shares of Staples Common Stock in the aggregate have been approved for this purpose. Employees participating in the Plan may elect to purchase shares of Staples Common Stock, subject to any limitations that may be imposed by the Board of Directors (the “Board”) or the Committee (as defined below).

     1. Administration. The Plan will be administered by the Board or by a Committee appointed by the Board (the “Committee”). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

     2. Eligibility. Participation in the Plan will neither be permitted nor denied contrary to the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations promulgated thereunder. All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a “Designated Subsidiary”), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Staples Common Stock under the Plan provided that:

a.	they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

b.	they have been employed by the Company or a Designated Subsidiary for at least 90 days prior to enrolling in the Plan; and

c.	they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

     No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

     3. Offerings. The Company will make one or more offerings (“Offerings”) to employees to purchase stock under this Plan. The first Offering will begin on November 1, 1998, or the first business day thereafter (the “Offering Commencement Dates”) and end on June 30, 1999. Thereafter, each July 1 and January 1 or the first business day thereafter will be an Offering Commencement Date. Each Offering Commencement Date will begin a period (a “Plan Period”) during which payroll deductions will be made and held for the purchase of Staples Common Stock at the end of the Plan Period. The first Plan Period will be eight (8) months and thereafter each Plan Period will be six (6) months ending on the last weekly payroll date in June or December, as applicable. The Board or the Committee may, at its discretion, choose a different Plan Period of twelve (12) months or less for subsequent Offerings.

     4. Participation. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by enrolling in such manner and at such time approved, from time to time, by the Board or the Committee, prior to the applicable Offering Commencement Date in said Offering. The enrollment will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee changes his enrollment in a manner prescribed by the Committee from time to time or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term “Compensation” shall mean regular earnings and sales rewards or other sales-related payments made to sales associates in lieu of commissions, and excluding payments for overtime, incentive compensation, shift premiums, bonuses, contributions to all employee fringe benefits plans (except employee contributions in lieu of cash earnings pursuant to any “cash or deferred plan” or “cafeteria plan”), allowances and reimbursements, income or gains on the exercise of Company stock options or stock appreciation rights, and other special payments except to the extent that the inclusion of any such item is specifically approved by the Board.

     5. Deductions. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount up to a maximum of ten percent (10%) of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. Payroll deductions may be made in any whole percentage up to ten percent (10%). Any change in compensation during the Plan Period will result in an automatic corresponding change in the dollar amount withheld.

     No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Staples Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the Fair Market Value (as defined below) of Staples Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

     6. Deduction Changes. An employee may discontinue his payroll deduction once during any Plan Period, up to such deadline as may be established by the Board or the Committee, prior to the close of business on the last business day, in such manner permitted by the Board or Committee. However, an employee may not increase or decrease his payroll deduction, during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, amounts previously withheld will be refunded to the employee without interest.

     7. Interest. Interest will not be paid on any employee accounts.

     8. Withdrawal of Funds. An employee may at any time up to such deadline as may be established by the Board or the Committee, which deadline shall be prior to the close of business on the last business day in a Plan Period and, for any reason, permanently draw out the balance accumulated in the employee’s account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

     9. Purchase of Shares. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option (“Option”) to purchase on the last business day of such Plan Period (the “Exercise Date”), at the Option Price hereinafter provided for, the largest number of shares (including fractional shares determined in the manner set forth below) of Staples Common Stock (subject to any limits as may be imposed for such Offering by the Board or the Committee) as does not exceed the number of shares determined by dividing $12,500 by the Fair Market Value (as defined below) of Staples Common Stock on the Offering Commencement Date of such Plan Period; provided that, if the Plan Period is any period other than six months, then $12,500 shall be adjusted proportionately to reflect the length of the Plan Period.

     The purchase price for each share purchased will be 85% of the Fair Market Value (as defined below) of Staples Common Stock on (i) the first business day of such Plan Period or (ii) the Exercise Date, whichever shall be less. For purposes of this Plan, “Fair Market Value” shall mean (a) the closing price on any national securities exchange on which Staples Common Stock is listed, (b) the closing price of Staples Common Stock on the NASDAQ National Market, or (c) the average of the closing bid and asked prices in the over-the-counter market, whichever is applicable, as published in The Wall Street Journal. If no sales of Staples Common Stock were made on such a day, the price of Staples Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

     Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of shares of Staples Common Stock (including fractional shares calculated up to 4 decimal places) reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for (but not in excess of the maximum number determined in the manner set forth above subject to any limits on such allocation as may be imposed by the Board or the Committee for such Offering.

     Any balance remaining in an employee’s payroll deduction account at the end of a Plan Period will be automatically refunded to the employee.

     10. Issuance of Certificates. Certificates representing shares of Staples Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company’s sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the employee or in the name of the Plan with appropriate allocation to the participating employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

     11. Rights on Retirement, Death or Termination of Employment. In the event of a participating employee’s termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee’s account shall be paid to the employee or, in the event of the employee’s death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee’s estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

     12. Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Staples Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him or to an account for his benefit.

     13. Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee’s lifetime only by the employee.

     14. Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

     15. Adjustment in Case of Changes Affecting Staples Common Stock. In the event of a subdivision of outstanding shares of outstanding shares of Staples Common Stock, or the payment of a dividend of Staples Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be adjusted proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting Staples Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

     16. Merger. If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation (“Continuity of Control”), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of such shares of Staples Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board or the Committee shall take such steps in connection with such merger or consolidation as the Board or the Committee shall deem necessary to assure that the provisions of Section 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

     In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Staples Common Stock, shares of such stock or other securities as the holders of shares of Staples Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

     17. Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

     18. Insufficient Shares. In the event that the total number of shares of Staples Common Stock specified in elections to be purchased in any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis. In the event that the total number of shares of Staples Common Stock specified in elections to be purchased in any Offering exceeds the maximum number of shares available for purchase in such Offering (as specified by the Board or the Committee), the Board or the Committee will allot the shares available on a pro rata basis or in such other manner as it, in its sole discretion, deems appropriate.

     19. Termination of the Plan. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

     20. Governmental Regulations. The Company’s obligation to sell and deliver Staples Common Stock under this Plan is subject to the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

     21. Governing Law. The Plan shall be governed by Massachusetts law except to the extent that such law is preempted by federal law.

     22. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Staples Common Stock, from shares held in the treasury of the Company, or from any other proper source.

     23. Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

     24. Effective Date and Approval of Shareholders. The Plan shall take effect on November 1, 1998 subject to approval by the shareholders of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

Adopted by the Board of Directors on March 6, 1998 and approved by the stockholders on June 4, 1998; and amended by the Board of Directors on September 14, 1999 and approved by stockholders on November 9, 1999; amended by the Board of Directors on January 18, 2001; amended by the Board of Directors on August 27, 200; and amended and restated by the Board of Directors on March 2, 2004 and approved by the stockholders on June [17], 2004.

STAPLES, INC.

AMENDED AND RESTATED INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

     The purpose of this Plan is to provide eligible employees of certain non-U.S. subsidiaries of Staples, Inc. (the “Company”) with opportunities to purchase common stock of the Company (“Staples Common Stock”), commencing on July 1, 2000. Eight Hundred Fifty Thousand (850,000) shares of Staples Common Stock have been approved for this purpose. Employees participating in the Plan may elect to purchase shares of Staples Common Stock, subject to any limitations that may be imposed by the Board of Directors (the “Board”) or the Committee (as defined below).

1. Administration. The Plan will be administered by the Company's Board or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

2. Eligibility. All employees of any non-U.S., non-Canadian, non-Netherlands subsidiary of the Company as of July 1, 2000, of any Netherlands subsidiary as of January 1, 2001, of any Canadian subsidiary as of July 1, 2004 and any other subsidiary designated by the Board or the Committee from time to time (each, a “Subsidiary”), including any Director who is an employee of a Subsidiary, are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Staples Common Stock under the Plan provided that:

a.	they have been employed by the Subsidiary for at least 90 days prior to enrolling in the Plan;

b.	they are employees of the Subsidiary on the first day of the applicable Plan Period (as defined below); and

c.	they meet any other requirements imposed from time to time by the Board or the Committee on employees of one or more Subsidiaries.

     No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

3. Offerings. The Company will make one or more offerings (“Offerings”) to employees to purchase stock under this Plan. The first Offering will begin on July 1, 2000 or the first business day thereafter (the “Offering Commencement Dates”) and end on December 31, 2000. Thereafter, each January 1 and July 1 or the first business day thereafter will be an Offering Commencement Date. Each Offering Commencement Date will begin a period of six (6) months ending on the last weekly payroll date in June or December, as applicable (a “Plan Period”), during which payroll deductions will be made and held for the purchase of Staples Common Stock at the end of the Plan Period. The Board or the Committee may, at its discretion, choose a different Plan Period of twelve (12) months or less for subsequent Offerings and may begin additional Plan Periods to allow participation by employees of newly designated Subsidiaries after a Plan Period has commenced. The Committee or the Board may, at its discretion, discontinue Offerings at any time, either temporarily or permanently.

4.	Participation.

     a. Enrollment. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by enrolling, in such manner and at such time approved, from time to time, by the Board or the Committee, prior to the applicable Offering Commencement Date in said Offering. The enrollment will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee changes his enrollment in a manner prescribed by the Committee from time to time or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term “Compensation” shall be defined by the Board or the Committee from time to time, but until modified shall mean regular earnings and sales rewards or other sales-related payments made to sales associates in lieu of commissions, and excluding payments for overtime, incentive compensation, shift premiums, bonuses, contributions to all employee fringe benefit plans (except employee contributions in lieu of cash earnings pursuant to any “cash or deferred plan” or “cafeteria plan”), allowances and reimbursements, income or gains on the exercise of Company stock options, or stock appreciation rights, and other special payments except to the extent that the inclusion of any such item is specifically approved by the Board.

     b. Tax Withholding Authorized. The enrollment of each employee shall constitute such participating employee’s authorization of his or her employer, to the extent permitted by applicable law, to deduct from such employee’s compensation in the relevant month or months (or subsequent months, if appropriate) any amount appropriate for the payment or reimbursement of any tax liability payable by such employee with respect to the grant or exercise of the options hereunder, or the sale of any stock acquired through the exercise of such option.

5. Deductions. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any amount up to a maximum of ten percent (10%) of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. Payroll deductions may be made in any whole percentage up to ten percent (10%). Each participating employee shall designate what percentage of his or her payroll deductions during the Offering shall be used to purchase Staples Common Stock upon the completion of such Offering, subject to any limits as may be imposed for such Offering by the Board or the Committee. Any change in compensation during the Plan Period will result in an automatic corresponding change in the amount withheld. The payroll deductions shall be made in the applicable local currency and will be converted into United Stated currency at the prevailing rate of exchange in effect on the date determined by the Board or the Committee from time to time. All amounts deducted may be transferred to an account of the Company or the Subsidiary outside the country in which such employee is employed.

     The Board or the Committee may permit direct contributions by eligible employees of a Subsidiary instead of payroll deductions if it determines such action to be advisable, and on such terms as it deems advisable. In the event that such direct contributions are permitted, the Board or Committee may modify other terms of this Plan to reflect such direct contributions.

     No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Staples Common Stock under this Plan and any other employee stock purchase plan of the Company and its subsidiaries (as defined by the Board or the Committee), to accrue at a rate which exceeds $25,000 of the Fair Market Value (as defined below) of Staples Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time. Options granted during any Plan Period to all officers and Directors of the Company shall not equal or exceed fifty percent (50%) of the total Options granted during such Plan Period.

6. Deduction Changes. An employee may discontinue his payroll deduction once during any Plan Period, up to such deadline as may be established by the Board or the Committee, prior to the close of business on the last business day, in such manner as may be permitted by the Board or Committee. However, an employee may not increase or decrease his payroll deduction, during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, amounts previously withheld will be refunded to the employee without interest. The refund will be made in the currency in which such Participant’s deductions were originally made or, if such employee is employed in a country which maintains a fixed exchange rate between its local currency and the Euro, there may be repayment in Euros (“Payment in Euros”).

7. Interest. Interest will not be paid on any employee accounts.

8. Withdrawal of Funds. An employee may at any time up to such deadline as may be established by the Board or the Committee, which deadline shall be prior to the close of business on the last business day in a Plan Period, and for any reason, permanently draw out the balance accumulated in the employee’s account (which will be paid in the local currency or, at the discretion of the Board or the Committee, there may be Payment in Euros), and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

9. Purchase of Shares. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option (“Option”) to purchase on the last business day of such Plan Period (the “Exercise Date”), at the Option Price hereinafter provided for, the largest number of shares (including fractional shares determined in the manner set forth below) of Staples Common Stock (subject to any limits as may be imposed for such Offering by the Board or the Committee) as does not exceed the number of shares determined by dividing $12,500 by the Fair Market Value (as defined below) of Staples Common Stock on the Offering Commencement Date of such Plan Period; provided that, if the Plan Period is any period other than six months, then $12,500 shall be adjusted proportionately to reflect the length of the Plan Period.

     The purchase price for each share purchased will be 85% of the Fair Market Value (as defined below) of Staples Common Stock on (i) the first business day of such Plan Period or (ii) the Exercise Date, whichever shall be less. For purposes of this Plan, “Fair Market Value” shall mean (a) the closing price on any national securities exchange on which Staples Common Stock is listed, (b) the closing price of Staples Common Stock on the NASDAQ National Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal. If no sales of Staples Common Stock were made on such a day, the price of Staples Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

     Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of shares of Staples Common Stock (including fractional shares calculated up to 4 decimal places) reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for, in United States currency as of that date, but not in excess of the maximum number determined in the manner set forth above, subject to any limits on allocation as may be imposed by the Board or the Committee for such Offering.

     Any balance remaining in an employee’s payroll deduction account at the end of a Plan Period will be automatically refunded to the employee in the local currency or there may be Payment in Euros.

10. Issuance of Certificates. Certificates representing shares of Staples Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company’s sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the employee or in the name of the Plan with appropriate allocation to the participating employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

11. Rights on Retirement Death or Termination of Employment. In the event of a participating employee’s termination of employment prior to the last business day of a Plan Period (a “Terminating Employee”), no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee’s account shall be paid to the employee or, in the event of the employee’s death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under local law) or (b) in the absence of such a designated beneficiary, to the personal representative of the employee’s estate or (c) if no such personal representative has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Subsidiary, the employee shall be treated hereunder as a Terminating Employee.

12. Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Staples Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him or to an account for his benefit.

13. Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

14. Application of Funds. To the extent consistent with applicable law, all funds received or held by the Company or any Subsidiary under this Plan may be combined with other corporate funds and may be used for any corporate purpose and moved outside the country in which they are deducted from payroll.

15. Adjustment in Case of Changes Affecting Staples Common Stock. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend of Staples Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be adjusted proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting Staples Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

16. Merger. If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation (“Continuity of Control”), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of such shares of Staples Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board or the Committee shall take such steps in connection with such merger or consolidation as the Board or the Committee shall deem necessary to assure that the provisions of Section 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

     In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Staples Common Stock, shares of such stock or other securities as the holders of shares of Staples Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

17. Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect.

18. Insufficient Shares. In the event that the total number of shares of Staples Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis. In the event that the total number of shares of Staples Common Stock specified in elections to be purchased in any Offering exceeds the maximum number of shares available for purchase in such Offering (as specified by the Board or the Committee), the Board or the Committee will allot the shares available on a pro rata basis or in such other manner as it, in its sole discretion, deems appropriate.

19. Termination of the Plan. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded in local currency or there may be Payment in Euros.

20. Governmental Regulations. The Company's obligation to sell and deliver Staples Common Stock under this Plan is subject to approval of all applicable governmental authorities required in connection with the authorization, issuance or sale of such stock.

21. Governing Law. The Plan shall be governed by Massachusetts law except to the extent that such law is preempted by U.S. federal law or other applicable law.

22. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Staples Common Stock, from shares held in the treasury of the Company, or from any other proper source.

23. Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan within such period as the Committee or Board may require from time to time.

24. Effective Date. The Plan shall take effect on July 1, 2000.

Adopted by the Board of Directors on March 7, 2000; amended and restated by the Board of Directors on August 27, 2001 and March 2, 2004.

Approved by the stockholders on June [17], 2004.

Staples, Inc.
Board of Directors

Audit Committee Charter

As approved by the Board of Directors on March 4, 2003. Updated and approved by the Board of Directors on March 2, 2004.

A.	Purpose

     The purpose of the Audit Committee is to assist the Board of Directors’ oversight of:

o	the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements;

o	the integrity of the Company’s financial statements;

o	the Company’s compliance with legal and regulatory requirements;

o	the independent auditor’s qualifications and independence; and

o	the performance of the Company’s internal audit function and independent auditors.

B.	Structure and Membership

1.	Number. The Audit Committee shall consist of at least three members of the Board of Directors.

2.

Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be independent as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

     3. Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the

Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

4.	Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5.

Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

6.

Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.	Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors

1.

Selection. The Audit Committee shall be directly responsible for appointing, evaluating, retaining and, when necessary, terminating the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2.

Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

3.	Quality-Control Report. At least annually, the Audit Committee shall obtain and review a report by the independent auditor describing:

o	the firm’s internal quality control procedures;

o

  any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and steps taken to deal with such issues.

4.

Compensation. The Audit Committee shall be directly responsible for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

5.

Pre-approval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

6.

Oversight. The independent auditor shall report directly to the Audit Committee and the Audit Committee shall be directly responsible for oversight of the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate:

o	obtain and review the reports required by the independent auditor pursuant to paragraph (k) of Section 10A of the Exchange Act regarding:

—	critical accounting policies and practices;

—

alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

—	other material written communications between the independent auditor and Company management, such as any management letter or schedule of unadjusted differences.

o review with the independent auditor:

—

audit problems or difficulties the independent auditor encountered in the course of the audit work and management’s response, including any restrictions on the scope of the auditor’s activities or on access to requested information and significant disagreements with management;

—	major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;

—

analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods; and

—	the effect of regulatory and accounting initiatives, as well as off balance sheet structures, on the financial statements.

Review of Audited Financial Statements

7.

Discussion of Audited Financial Statements. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU ss.380) requires discussion.

8.

Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

9.

Audit Committee Report. The Audit Committee shall prepare for inclusion in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

Review of Other Financial Disclosures

10.

Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief

Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

11.

Earnings Release and Other Financial Information. The Audit Committee shall review and discuss generally the types of information to be disclosed in the Company’s earnings press releases (including any use of “pro forma” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts, rating agencies and others.

12.

Quarterly Financial Statements. The Audit Committee shall discuss with the Company’s management and independent auditor the Company’s quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Oversight of Internal Audit

13.

Internal Audit Function. The Audit Committee shall coordinate the Board of Director’s oversight of the performance of the Company’s internal audit function. The Audit Committee shall review the activities, organizational structure, qualifications and budget of the Internal Audit function and shall have authority to hire and terminate the head of the Internal Audit function.

14.

Internal Audit Activities. The Audit Committee shall review and approve the annual Internal Audit plan. The Audit Committee shall meet with the head of Internal Audit on a regular basis to receive reports on completed audits, including management response and status of audits in-process and planned. The Audit Committee shall also receive from the head of Internal Audit reports of any material irregularities, fraud or defalcations regarding unauthorized access to Company assets.

Controls and Procedures

15.

Oversight. The Audit Committee shall coordinate the Board of Director’s oversight of the Company’s internal accounting controls and the Company’s disclosure controls and procedures. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

16.

Risk Management. The Audit Committee shall discuss the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled.

17.	Hiring Policies. The Audit Committee shall establish policies regarding the hiring of employees or former employees of the Company’s independent auditors.

18.

Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

19.	Evaluation of Financial Management. The Audit Committee shall coordinate with the Compensation Committee the evaluation of the Company’s financial management personnel.

20.	Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.	Procedures and Administration

1.

Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee shall periodically meet separately with: (i) the independent auditor; (ii) Company management and (iii) the Company's internal auditors. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2.

Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3.	Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

4.	Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

5.

Independent Advisors. The Audit Committee shall have the authority to engage independent legal, accounting and other advisors it deems necessary or appropriate to carry out its responsibilities. Such advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors.

6.

Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into matters as it shall deems appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

7.

Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

8.	Annual Self-Evaluation. At least annually, the Audit Committee shall evaluate its own performance.

THIS PROXY WILL BE BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND 5, AND AGAINST ITEMS 6, 7, 8 AND 9.	Please Mark Here for Address Change or Comments	☐

SEE REVERSE SIDE
1.		To elect four Class 1 Directors to serve for a three-year term expiring at the 2007 Annual Meeting of Stockholders.									FOR	AGAINST	ABSTAIN
Nominees:	01 Arthur M. Blank, 02 Gary L. Crittenden, 03 Martin Trust, 04 Paul F. Walsh				3.	To approve Staples’ Amended and Restated 1998 Employee Stock Purchase Plan.			5.	To ratify the selection by the Audit Committee of Ernst & Young LLP as Staples’ independent auditors for the current fiscal year.	☐	☐	☐

	FOR		WITHHELD FOR ALL NOMINEES			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
	ALL NOMINEES	☐		☐		☐	☐	☐	6.	To act on a shareholder proposal on shareholder rights plans.	☐	☐	☐
					4.	To approve Staples’ Amended and Restated International Employee Stock Purchase Plan.
For all nominees except as noted above.
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
2.	To approve Staples’ 2004 Stock Incentive Plan.	☐	☐	☐		☐	☐	☐	7.	To act on a shareholder proposal on shareholder input on poison pills.	☐	☐	☐
											FOR	AGAINST	ABSTAIN
									8.	To act on a shareholder proposal on commonsense executive compensation.	☐	☐	☐

											FOR	AGAINST	ABSTAIN
									9.	To act on a shareholder proposal on auditor independence.	☐	☐	☐

									10.	To transact such other business as may properly come before the meeting or any adjournment thereof.

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Signature ____________________________________Signature___________________________________________________________Date________________

Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation or a partnership, an authorized person should sign.

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24 Hours a Day, 7 Days a Week

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the day prior to the annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card.

Internet http://www.eproxy.com/spls	OR	Telephone 1-800-435-6710	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote by Internet or by telephone,
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You can view the Annual Report and Proxy Statement
on the Internet at: http://www.staples.com/annual

PROXY
STAPLES, INC.
Proxy for the Annual Meeting of Stockholders to be held on June 17, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

          The undersigned, revoking all prior proxies, hereby appoint(s) Ronald L. Sargent, John J. Mahoney and Jack A. VanWoerkom, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of Common Stock of Staples, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, at 9:30 a.m., local time, and at any adjournment thereof.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

          This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). If no direction is given in the executed proxy, this proxy will be voted for the election of Directors, for Proposals 2, 3, 4 and 5 and against Proposals 6, 7, 8 and 9. Attendance of the undersigned at the meeting or any adjournments thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or affirmatively indicate the intent to vote in person.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE
Address Change/Comments (Mark the corresponding box on the reverse side)

 FOLD AND DETACH HERE 